                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                         [ ]  Confidential, for Use of the Commission Only
[X]  Definitive Proxy Statement                               (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                      PACIFIC SUNWEAR OF CALIFORNIA, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  Fee not required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        N/A

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        N/A

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        N/A

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        N/A

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        N/A

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        N/A

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        N/A

        ------------------------------------------------------------------------

     (3)  Filing Party:

        N/A

        ------------------------------------------------------------------------

     (4)  Date Filed:

        N/A

        ------------------------------------------------------------------------

                      PACIFIC SUNWEAR OF CALIFORNIA, INC.
                            5200 E. LA PALMA AVENUE
                           ANAHEIM, CALIFORNIA 92807

                                                                  April 20, 1998

Dear Shareholders:

     You are cordially invited to attend the 1998 Annual Meeting of Shareholders of the Company to be held on Thursday, May 21, 1998 at the principal executive offices of the Company located at 5200 E. La Palma Avenue, Anaheim, California 92807, beginning at 9:00 a.m., local time.

     At this meeting, you are being asked to elect five directors for a term of one year and to approve the Pacific Sunwear of California, Inc. Employee Stock Purchase Plan, the Pacific Sunwear of California, Inc. Incentive Compensation Plan, as well as an amendment to the Company's 1992 Stock Award Plan. Greg H. Weaver, Pearson C. Cummin III, Peter L. Harris, Julius Jensen III and Sally Frame Kasaks are the nominees for election to the Board of Directors. Each of the nominees is currently serving as a director of the Company.

     The members of the Board and management look forward to personally greeting as many shareholders as possible at the meeting. However, whether or not you plan to attend personally, and regardless of the number of shares you own, it is important that your shares be represented.

     Although you presently may plan to attend the Annual Meeting, please complete, sign, date and promptly return the enclosed proxy card. If you do attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at that time.

                                          Sincerely,

                                    /s/ GREG H. WEAVER
                                          Greg H. Weaver
                                          Chairman of the Board
                                          and Chief Executive Officer

                      PACIFIC SUNWEAR OF CALIFORNIA, INC.
                            5200 E. LA PALMA AVENUE
                           ANAHEIM, CALIFORNIA 92807
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 21, 1998

     The Annual Meeting of Shareholders of Pacific Sunwear of California, Inc., a California corporation (the "Company"), will be held at the principal executive offices of the Company located at 5200 E. La Palma Avenue, Anaheim, California 92807, on Thursday, May 21, 1998 at 9:00 a.m. local time for the following purposes:

     (1) To elect five members of the Board of Directors;

     (2) To approve the Pacific Sunwear of California, Inc. Employee Stock Purchase Plan;

     (3) To approve an amendment to the Company's 1992 Stock Award Plan which increases the number of shares authorized to be issued under such Plan by 400,000 shares;

     (4) To approve the Pacific Sunwear of California, Inc. Incentive Compensation Plan; and

     (5) To transact such other business as may properly come before the Annual Meeting and at any adjournment thereof.

     Shares represented by properly executed proxies will be voted in accordance with the specifications therein. It is the intention of the Board of Directors that shares represented by proxies, which are not limited to the contrary, will be voted for: (1) the election of those directors named in the attached proxy statement; (2) the approval of the Pacific Sunwear of California, Inc. Employee Stock Purchase Plan and the Pacific Sunwear of California, Inc. Incentive Compensation Plan; and (3) the amendments to the Company's 1992 Stock Award Plan as set forth in the attached Proxy Statement.

     The Board of Directors has fixed the close of business on April 14, 1998 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

                                          By Order of the Board of Directors

                                          /s/ CARL W. WOMACK
                                          Carl W. Womack
                                          Sr. Vice President,
                                          Chief Financial Officer and Secretary
Anaheim, California
April 20, 1998

                             YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN PROMPTLY MAILING IN YOUR PROXY CARD.

                      PACIFIC SUNWEAR OF CALIFORNIA, INC.
                            5200 E. LA PALMA AVENUE
                           ANAHEIM, CALIFORNIA 92807

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 21, 1998
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

     The accompanying proxy is being solicited by the Board of Directors of Pacific Sunwear of California, Inc. (the "Company") for use at the Company's Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, May 21, 1998, at 9:00 a.m. local time at the Company's principal executive offices, 5200 E. La Palma Avenue, Anaheim, California 92807, and at any and all adjournments thereof. This Proxy Statement and the accompanying proxy are being mailed to shareholders on or about April 20, 1998.

                                PROXY PROCEDURES

     All shares represented by each properly executed unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified therein. Any shareholder has the power to revoke his or her proxy at any time before it is voted. A proxy may be revoked by delivering a written notice of revocation to the Secretary of the Company at the Company's principal executive office, by a subsequent proxy executed by the person executing the prior proxy and presented to the Secretary of the Company at the Annual Meeting, or by attendance at the Annual Meeting and voting in person by the person executing the proxy.

     Votes cast by proxy or in person at the Annual Meeting will be counted by the person appointed by the Company to act as an inspector of election for the meeting. The election inspector will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and for purposes of determining the outcome of any matter submitted to the shareholders for a vote. Abstentions, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of a plurality or of "votes cast."

     The election inspector will treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote that the broker or nominee does not have discretionary power to vote on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker has physically indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

     The expense of soliciting proxies will be borne by the Company. Proxies will be solicited principally by mail, but directors, officers and regular employees of the Company may solicit proxies personally or by telephone or special letter without any additional compensation. The Company also will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for any reasonable expenses in forwarding proxy materials to beneficial owners. The Company may also engage a proxy solicitation company in connection with the 1998 Annual Meeting of Shareholders for a fee which is not expected to exceed $2,500 plus out-of-pocket expenses. The mailing address of the Company's principal executive offices is 5200 E. La Palma Avenue, Anaheim, California 92807.

          SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     On April 14, 1998, the record date with respect to this solicitation for determining shareholders entitled to notice of and to vote at the Annual Meeting, 13,811,811 shares of the Company's Common Stock were outstanding. No shares of any other class of stock were outstanding. Only shareholders of record on such date are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Each shareholder of record is entitled to one vote for each share held on all matters to come before the Annual Meeting and at any adjournment thereof.

     Except as otherwise indicated, the following table sets forth information as of March 31, 1998 with respect to the beneficial ownership of the Company's Common Stock by each person who is known by the Company to beneficially own more than 5% of the Company's Common Stock, each director of the Company, each nominee for election to the Board of Directors, each executive officer named in the Summary Compensation Table and by all directors and executive officers as a group. Except as otherwise indicated, beneficial ownership includes both voting and investment power with respect to the shares shown.

                                                              AMOUNT AND
                                                              NATURE OF
                                                              BENEFICIAL    PERCENT OF
            NAME AND ADDRESS OF BENEFICIAL OWNER              OWNERSHIP       CLASS
            ------------------------------------              ----------    ----------
The Equitable Companies Inc. and its subsidiaries(1)........   955,183         6.9%
  1290 Avenue of the Americas
  New York, NY 10104
Duncan-Hurst Capital Management(2)..........................   868,238         6.3%
  4365 Executive Drive, Suite 1520
  San Diego, CA 92121
Nicholas Applegate Capital Management(3)....................   850,895         6.2%
  600 West Broadway, 29th Floor
  San Diego, CA 92101
PNC Bank Corp and its subsidiaries(4).......................   709,650         5.2%
  One PNC Plaza, 249 5th Ave.
  Pittsburgh, PA 15222
FMR Corp and related parties(5).............................   693,549         5.1%
  82 Devonshire St.
  Boston, MA 02109
Pearson C. Cummin III(6)....................................    24,705         *
Julius Jensen III(7)........................................    48,287         *
Peter L. Harris(6)..........................................    16,922         *
James B. McCurry(6).........................................    16,922         *
Sally Frame Kasaks..........................................        --         *
Greg H. Weaver(8)...........................................   211,223         1.5%
Timothy M. Harmon(9)........................................   127,773         *
Carl W. Womack(10)..........................................   118,012         *
Gary C.W. Hunt(11)..........................................    23,235         *
Robert G. Entersz(12).......................................     1,719         *
All directors and executive officers as a group (15            643,905         4.5%
  persons)(13)..............................................

---------------
  *  Less than one percent.

 (1) Share ownership for The Equitable Companies Inc. and its subsidiaries, including Alliance Capital Management L.P., is as of December 31, 1997 and was obtained from a Schedule 13G, dated December 31, 1997, filed with the Securities and Exchange Commission. Alliance Capital Management L.P. has sole voting power with respect to 490,900 shares, shared voting power with respect to 459,850 shares and sole dispositive power with respect to 954,450 shares. The Equitable Companies Inc. is a subsidiary of the Alpha Assurances Vie Mutuelle and related companies, which, as parent holding companies, each and as a group disclaim beneficial ownership of any shares of Common Stock.

 (2) Share ownership for Duncan-Hurst Capital Management is as of February 17, 1998 and was obtained from a Schedule 13G, dated February 17, 1998, filed with the Securities and Exchange Commission. Duncan-Hurst Capital Management and William H. Duncan, Jr., who is its principal shareholder, sole director, Chief Executive Officer and Chief Investment Officer, have sole voting power with respect to 440,441 shares, shared voting power with respect to 427,797 shares and sole dispositive power with respect to 868,238 shares.

 (3) Share ownership for Nicholas Applegate Capital Management is as of December 31, 1997 and was obtained from a Schedule 13G dated February 3, 1998 filed with the Securities and Exchange Commission. Nicholas Applegate Capital Management has sole voting power with respect to 710,500 shares, shared voting power with respect to 10,320 shares and sole dispositive power with respect to 850,895 shares.

 (4) Share ownership for PNC Bank Corp and its subsidiaries is as of February 13, 1998 and was obtained from a Schedule 13G dated February 13, 1998 filed with the Securities and Exchange Commission. PNC Bank Corp., PNC Bancorp, Inc. and PNC Bank, N.A. have sole voting power with respect to 709,250 shares, and sole dispositive power with respect to 709,650 shares. BlackRock, Inc. and PNC Equity Advisors Co. have sole voting and dispositive powers with respect to 708,000 shares.

 (5) Share ownership for FMR Corp and related parties is as of February 14, 1998 and was obtained from a Schedule 13G dated February 14, 1998 filed with the Securities and Exchange Commission. FMR Corp and related parties have sole voting power with respect to 148,699 shares, and sole dispositive power with respect to 693,549 shares. For the purposes of the reporting requirements of the Securities Exchange Act of 1934, Fidelity Management & Research Co., Fidelity Management Trust Co., Edward C. Johnson III and members of the Edward C. Johnson III family and trusts for their benefit are also deemed to be beneficial owners of such securities.

 (6) Includes 16,922 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of March 31, 1998.

 (7) Includes 12,143 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of March 31, 1998.

 (8) Includes 168,534 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of March 31, 1998.

 (9) Includes 65,703 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of March 31, 1998.

(10) Includes 76,185 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of March 31, 1998.

(11) Includes 23,235 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of March 31, 1998.

(12) Includes 1,719 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of March 31, 1998.

(13) Includes 446,642 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of March 31, 1998.

                             ELECTION OF DIRECTORS

     The Company's Bylaws provide that the authorized number of directors of the Company shall be not less than five nor more than nine until changed by Amendment of the Articles of Incorporation or by a Bylaw duly adopted by approval of the outstanding shares. The exact number of directors shall be fixed by amendment of the Bylaws duly adopted either by the Board of Directors or the shareholders. The exact number of authorized directors as of the date of this Proxy Statement is six. Effective as of the 1998 Annual Meeting of Shareholders, the number of authorized directors will be five.

     At present there are six directors, who currently hold office until the 1998 Annual Meeting of Shareholders and until their successors have been duly elected and qualified. One of such directors, Mr. James B. McCurry, will not stand for re-election. Five directors will be elected at the 1998 Annual Meeting of Shareholders for a term of one year and until their successors shall have been duly elected and qualified. For the purpose of electing directors, each shareholder is entitled to one vote per share for each of the five directors to be elected. The candidates receiving the highest number of votes will be elected.

     The accompanying proxies solicited by the Board of Directors will be voted for the election of the nominees named below, unless the proxy card is marked to withhold authority to vote. Each nominee is presently a member of the Company's Board of Directors and was previously elected to the present term of office by the shareholders of the Company, other than Ms. Kasaks. Ms. Kasaks was appointed a director by the Board of Directors in June 1997.

     The nominees for election as directors are:

        Greg H. Weaver
        Pearson C. Cummin III
        Peter L. Harris
        Julius Jensen III
        Sally Frame Kasaks

     If any of the nominees should become unavailable for election to the Board of Directors, the persons named in the proxy or their substitutes shall be entitled to vote for a substitute to be designated by the Board of Directors. Alternatively, the Board of Directors may reduce the number of directors. The Board of Directors has no reason to believe that it will be necessary to designate a substitute nominee or reduce the number of directors.

     In the election of directors, shares present but not voting will be disregarded (except for quorum purposes) and the nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them up to the number of directors to be elected by those shares will be elected and votes cast against a candidate or votes withheld will have no legal effect. Any unmarked proxies, including those submitted by brokers or nominees, will be voted as indicated in the accompanying proxy card. Cumulative voting will not apply.

NOMINEES

     The following table provides information regarding each nominee for election to the Board of Directors. The ages shown are as of April 14, 1998.

                                          BUSINESS EXPERIENCE DURING LAST              DIRECTOR
        NAME AND AGE                       FIVE YEARS AND DIRECTORSHIPS                 SINCE
        ------------                      -------------------------------              --------
Greg H. Weaver (44)           Chief Executive Officer since October 1996, Chairman of    1996
                              the Board since November 1997 and a director since
                              February 1996. Mr. Weaver served as President and Chief
                              Executive Officer from October 1996 to November 1997,
                              as President and Chief Operating Officer from February
                              1996 to October 1996 and as Chief Operating Officer and
                              Executive Vice President from October 1994 to February
                              1996. Mr. Weaver also served as Executive Vice
                              President, Senior Vice President and as Vice President
                              since he joined the Company in July 1987.
Pearson C. Cummin III (55)    General partner of Consumer Venture Partners, a venture    1988
                              capital investment firm, since January 1986. Director
                              of Natural Wonders, Inc. and Director of The Boston
                              Beer Company.
Peter L. Harris (54)          Chairman, Chief Executive Officer and President of         1994
                              Expressly Portraits, a family portrait studio chain,
                              since August 1995. Previously, Chairman of Accolade,
                              Inc., a publisher of interactive entertainment
                              software, from May 1994 to January 1996, and Chief
                              Executive of Accolade, Inc. from May 1994 to June 1995.
                              President and Chief Executive Officer of F.A.O. Schwarz
                              from 1985 to 1992 and President of Gemco Department
                              Stores from 1980 to 1984. Director of Natural Wonders,
                              Inc., Hollywood Park, Inc. and ONSALE, Inc.
Julius Jensen III (64)        General partner of Copley Venture Partners, a venture      1988
                              capital investment firm, since 1985. Director of
                              Mulberry Child Care Centers and Director of Natural
                              Wonders, Inc.
Sally Frame Kasaks (53)       Business consultant since January 1997. Previously,        1997
                              Chairman and Chief Executive Officer of Ann Taylor
                              Stores, Inc., a specialty apparel retailer, where she
                              was employed from February 1992 to August 1996.
                              President and Chief Executive Officer of Abercrombie
                              and Fitch, a specialty apparel retailing division of
                              The Limited, Inc. from February 1989 to February 1992.
                              Chairman and Chief Executive Officer of The Talbots,
                              Inc., a specialty apparel retailing division of General
                              Mills Co. from November 1985 to September 1988.
                              Consultant to the Commander for the Board of Directors
                              of the Army and Air Force Exchange Stores and Director
                              of Cortefiel, S.A.

                 BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

COMPENSATION OF DIRECTORS

     During the fiscal year ended February 1, 1998 ("fiscal 1997"), non-employee directors of the Company were paid a fee of $2,000 for each meeting attended of the Board of Directors and were reimbursed for expenses incurred in attending meetings of the Board of Directors. In addition, non-employee directors of the Company were paid a fee of $500 for each telephonic meeting of the Board of Directors that they participated in. During fiscal 1997, each non-employee director of the Company received a stock option to purchase 9,000 shares of Common Stock.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has an Audit Committee, currently consisting of Mr. Jensen and Ms. Kasaks and a Compensation Committee, currently consisting of Messrs. Jensen, Cummin and Harris. During fiscal 1997, Mr. Scott Young, a member of the Board of Directors until May 1997, served on the Audit Committee until the end of his term. Mr. McCurry, who will not stand for re-election, served on the Audit Committee during fiscal 1997. Mr. Jon R. Stone, a member of the Board of Directors until May 1997, served on the Compensation Committee until the end of his term. The primary responsibility of the Audit Committee is to review the scope of audit and non-audit assignments and internal auditing procedures and the adequacy of internal controls. The Audit Committee meets with management and the Company's independent public accountants. The Audit Committee met one time during fiscal 1997. The primary responsibility of the Compensation Committee is to establish compensation and incentives for the Company's executive officers and to administer the Company's incentive compensation and benefit plans, including the Company's 1992 Stock Award Plan (the "1992 Stock Award Plan"). The Compensation Committee met one time and took action by written consent 12 times during fiscal 1997.

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS

     During fiscal 1997, the Board of Directors met five times. Except Sally Frame Kasaks, who attended the two meetings that occurred after her appointment, no director attended fewer than 75% of the aggregate number of meetings held by the Board of Directors and the Committees of the Board of Directors on which such director served.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF EXECUTIVE COMPENSATION

     The following table sets forth all compensation paid to or earned by the named executive officers for fiscal 1997 and for the fiscal years ended February 2, 1997 ("fiscal 1996") and February 4, 1996 ("fiscal 1995").

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM
                                                                      COMPENSATION AWARDS
                                                   ANNUAL           ------------------------
                                              COMPENSATION(1)       RESTRICTED    SECURITIES
                                            --------------------      STOCK       UNDERLYING     ALL OTHER
             NAME AND                        SALARY      BONUS        AWARDS       OPTIONS      COMPENSATION
        PRINCIPAL POSITION          YEAR      ($)         ($)          ($)           (#)           ($)(2)
        ------------------          ----    --------    --------    ----------    ----------    ------------
Greg H. Weaver....................  1997    $434,908    $478,125           --      100,000        $27,287
  Chairman of the Board and         1996     308,246     281,250    1,162,125(3)   193,750         13,153
  Chief Executive Officer           1995     241,454      60,000           --           --          8,985
Timothy M. Harmon.................  1997     265,550     193,125           --       75,000         16,821
  President and Chief               1996     201,343     142,500           --       87,500         14,325
  Merchandising Officer             1995     192,923      30,000           --           --          7,692
Carl W. Womack....................  1997     223,692     163,125           --       22,500         14,727
  Senior Vice President,            1996     198,308     142,500           --       80,000         14,285
  Chief Financial Officer and       1995     187,731      35,000           --           --          7,519
  Secretary
Gary C.W. Hunt....................  1997     176,942     102,450           --       15,000         11,732
  Vice President of                 1996     156,000      90,000           --       10,000         10,308
  Product Development               1995     135,423      24,000           --       11,250          4,820
Robert G. Entersz.................  1997     172,692      99,900           --       15,000         11,499
  Vice President of Merchandising   1996     156,000      90,000           --        5,000          9,100
                                    1995(4)   36,115          --           --       22,500             --

---------------
(1) The annual compensation reported does not include the value of certain perquisites which in the aggregate did not exceed the lesser of either $50,000 or 10 percent of the total of annual salary and bonus reported for the named executive.

(2) Amounts shown for all individuals except Mr. Weaver represent contributions by the Company to the Company's Employee Savings Plan (401(k)) and Executive Deferred Compensation Plan. The amounts shown for Mr. Weaver in each of 1997, 1996 and 1995 include contributions by the Company to such plans and in each of 1997 and 1996 an annual premium of $1,670 was paid with respect to a term life insurance policy purchased for the benefit of Mr. Weaver. The amounts contributed to the plans are subject to vesting requirements.

(3) On September 18, 1996, Mr. Weaver was granted a restricted stock award covering 56,250 shares (84,375 shares as adjusted for the three-for-two stock split effected October 9, 1997) of Common Stock at a price of $0.01 per share. The closing price of the Company's Common Stock on that date was $20.67 ($13.78 as adjusted for the three-for-two stock split effected October 9, 1997). Such shares shall vest in four equal annual installments, subject to the attainment of certain cumulative earnings per share growth targets, beginning on March 31, 1999. The value of such restricted stock at the end of fiscal 1997 based on the closing price of $28.75 for the Company's Common Stock on January 30, 1998, net of consideration paid by Mr. Weaver, was $2,425,219.

(4) Mr. Entersz joined the Company in November 1995.

SUMMARY OF OPTION GRANTS

     The following table sets forth certain information with respect to grants of stock options during fiscal 1997 to the named executive officers of the Company.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                            INDIVIDUAL GRANTS
                          -----------------------------------------------------     POTENTIAL REALIZABLE
                          NUMBER OF                                                   VALUE AT ASSUMED
                          SECURITIES    PERCENTAGE OF                                  ANNUAL RATES OF
                          UNDERLYING    TOTAL OPTIONS                             STOCK PRICE APPRECIATION
                           OPTIONS       GRANTED TO      EXERCISE                      FOR OPTION TERM
                           GRANTED      EMPLOYEES IN       PRICE     EXPIRATION   -------------------------
          NAME              (#)(1)       FISCAL YEAR     ($/SH)(2)      DATE         5%($)        10%($)
          ----            ----------   ---------------   ---------   ----------   -----------   -----------
Greg H. Weaver..........   100,000          22.7%         $26.38      10/27/07    $1,658,710    $4,203,496
Timothy M. Harmon.......    75,000          17.0           26.38      10/27/07     1,244,032     3,152,622
Carl W. Womack..........    22,500           5.1           26.38      10/27/07       373,210       945,787
Gary C.W. Hunt..........    15,000           3.4           26.38      10/27/07       248,806       630,524
Robert G. Entersz.......    15,000           3.4           26.38      10/27/07       248,806       630,524

---------------
(1) All of such options were granted under the 1992 Stock Award Plan for a term of 10 years, subject to earlier termination in certain events related to termination of employment. Acceleration of the exercisability of the options may occur under certain circumstances, including a change in control of the Company. Under the terms of the 1992 Stock Award Plan, the Compensation Committee of the Board of Directors retains discretion, subject to plan limits, to modify the terms of outstanding options and to reprice the options. Options begin vesting one year after the grant date. On the initial vesting date, 25% of the options vest and, thereafter, options continue to vest at the rate of 2.08% each calendar month.

(2) The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares and by offset of the underlying shares, respectively, subject in each case to certain conditions.

SUMMARY OF OPTIONS EXERCISED

     The following table provides information with respect to the exercise of stock options during the most recently completed fiscal year by the named executive officers of the Company together with the fiscal year-end value of unexercised options.

              AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                             NUMBER OF SECURITIES
                                                                  UNDERLYING              VALUE OF UNEXERCISED
                                 SHARES                       UNEXERCISED OPTIONS         IN-THE-MONEY OPTIONS
                               ACQUIRED ON      VALUE        AT FISCAL YEAR-END(#)      AT FISCAL YEAR-END(1)($)
                                EXERCISE     REALIZED(1)   -------------------------   ---------------------------
                                   (#)           ($)       EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
                               -----------   -----------   -------------------------   ---------------------------
Greg H. Weaver...............        --      $       --         142,908/275,431           $3,159,041/$3,707,766
Timothy M. Harmon............    53,043       1,270,121          53,359/156,875            1,183,196/ 1,825,822
Carl W. Womack...............        --              --         104,896/ 89,024            2,643,870/ 1,648,511
Gary C.W. Hunt...............     7,625         192,500          20,758/ 33,672               474,091/  393,595
Robert G. Entersz............    11,015         227,624             859/ 35,938                19,616/  497,474

---------------
(1) Market value of the securities underlying the "in-the-money" options at exercise date or year-end, as the case may be, minus the exercise price of such options.

SEVERANCE AGREEMENTS AND CHANGE-IN-CONTROL ARRANGEMENTS

     The Company and Mr. Weaver are parties to an Amended and Restated Employment Agreement (the "Employment Agreement") dated as of November 3, 1997, pursuant to which Mr. Weaver is entitled to (i) a base salary of $500,000 per year, subject to a minimum annual adjustment equal to the greater of the increase in the Consumer Price Index or five percent (5%),
(ii) an annual bonus equal to a percentage of his base salary based upon the achievement of financial performance criteria to be established by the Company in consultation with Mr. Weaver and (iii) certain other benefits, including a car allowance of $800 per month. The Employment Agreement is renewed automatically each January 15 for one year unless the Company provides 60 days notice of its intention not to renew. If the Company gives a 60 day notice or if Mr. Weaver is terminated without cause, Mr. Weaver shall be entitled to his then annual salary for a period of one year following the effective date of his termination and a pro rata portion of any bonus to which he would otherwise be entitled. Mr. Harmon and Mr. Womack are parties to severance agreements dated as of October 27, 1997 and February 6, 1996, respectively, which cover severance and bonus payments in the event of termination. Mr. Harmon shall be entitled to his then annual salary for a period of nine months if terminated without cause and Mr. Womack shall be entitled to his then annual salary for a period of six months if terminated without cause, and each shall also be entitled to a pro-rata portion of any bonus to which he would otherwise be entitled if terminated in the fourth quarter of any fiscal year.

     The 1992 Stock Award Plan provides for acceleration of the vesting of awards granted thereunder upon the occurrence of certain events. Under the 1992 Stock Award Plan, in the event the shareholders of the Company approve the dissolution or liquidation of the Company, certain mergers or consolidations, or the sale of substantially all of the business assets of the Company, unless prior to such event the Board of Directors determines that there shall be either no acceleration or limited acceleration of awards, each option and related stock appreciation right shall become immediately exercisable, restricted stock shall immediately vest and the number of shares covered by each performance share award shall be issued to the participant.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee consists of Julius Jensen III, Pearson
C. Cummin III and Peter L. Harris. No member of the Compensation Committee is either an officer or employee of the Company.

     THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE AND THE PERFORMANCE GRAPH THAT APPEARS IMMEDIATELY AFTER SUCH REPORT SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

                      REPORT OF THE COMPENSATION COMMITTEE

To: The Board of Directors

     As members of the Compensation Committee, we are responsible for administering the Company's incentive plans, including the 1992 Stock Award Plan. In addition, we review compensation levels of members of senior management, evaluate the performance of corporate management and consider management succession and related matters. The Committee reviews compensation for the executive officers of the Company with the Board. The Compensation Committee is comprised entirely of non-employee directors.

OVERALL COMPENSATION POLICIES

     The primary compensation policy of the Company, which is endorsed by the Committee, is that a significant portion of the annual compensation of each executive officer should be based upon the financial performance of the Company and the contribution to that performance made by each executive officer. Under the Company's 1997 Bonus Plan, bonuses for the Company's officers were based on the percentage of budgeted earnings achieved by the Company. Bonuses for the Company's senior managers are based both on the Company's earnings and a subjective evaluation of individual job performance and achievement without regard to earnings. The executive officers of the Company were awarded bonuses in the aggregate amount of $1,418,123, ranging from 37% to 110% of their respective base salaries, for services rendered in fiscal 1997.

     It is also a policy of the Company and the Committee that executive compensation should serve to attract and retain key employees and provide them with incentives to assist the Company in achieving strategic and financial goals which ultimately enhance the value of the Company's stock. In that regard, in addition to the base salary and bonus elements of executive compensation, the Company from time to time provides long-term incentives to key employees through the grant of stock options and restricted stock under the 1992 Stock Award Plan. These long-term incentives are designed to couple the interests of key employees with those of the shareholders of the Company in that the value of grants under the 1992 Stock Award Plan is directly related to the future value of the Company's Common Stock.

     The Compensation Committee considers the anticipated tax treatment to the Company regarding the compensation and benefits paid to the executive officers of the Company in light of the enactment of Section 162(m) of the Internal Revenue Code of 1986, as amended, and final regulations adopted thereunder. The basic philosophy of the Compensation Committee is to strive to provide the executive officers of the Company with a compensation package which will preserve the deductibility of such payments for the Company. However, certain types of compensation payments and their deductibility (e.g., the spread on the exercise of non-qualified options) depend on the timing of an executive officer's vesting or exercise of previously granted rights. Moreover, interpretations of and changes in the tax laws and other factors beyond the Compensation Committee's control may affect the deductibility of certain compensation payments. The Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

     The Compensation Committee and the Board has recommended to shareholders the adoption of the Pacific Sunwear of California, Inc. Incentive Compensation Plan (the "Incentive Compensation Plan") in the form presented for shareholder approval in this Proxy Statement. See "Proposal Four -- Approval of the Pacific Sunwear of California, Inc. Incentive Compensation Plan." The purpose of the Incentive Compensation Plan is to promote the success of the Company by providing participating persons bonus incentives (cash or stock-based) that are intended to qualify as performance-based compensation within the meaning of
Section 162(m), and which should constitute deductible compensation payments for the Company.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     In connection with his appointment as Chief Executive Officer in September 1996, the Company entered into an employment agreement with Mr. Weaver. In November 1997, the Company entered into an amended and restated employment agreement with Mr. Weaver and, pursuant to the agreement, increased his annual base salary to $500,000. At the same time, the Compensation Committee approved the grant to Mr. Weaver of 100,000 stock options.

     The terms of the compensation arrangements with and stock option awards made to Mr. Weaver were determined based on the Committee's subjective evaluation of the continuing role of Mr. Weaver as Chief Executive Officer in the financial performance of the Company during fiscal 1997 and the achievement of several strategic objectives, including the continuing rollout of juniors and footwear apparel, the opening of 52 stores, the relocation/expansion of 15 stores, the development of a new retail concept and improved financial results. The Committee does not, in determining the level of compensation to be paid, conduct any formal survey of the salaries paid by other public retailing companies but has from time to time reviewed publicly available compensation information of public retailing companies.

     The aggregate base salary payments made to Mr. Weaver in fiscal 1997 were $434,908, as the increases to Mr. Weaver's base salary described above were not effective at the start of fiscal 1997. Under the terms of his employment agreement, Mr. Weaver was also paid a bonus of $478,125 in fiscal 1997. This bonus was based upon the percentage of budgeted earnings for the fiscal year achieved by the Company.

CONCLUSION

     The Committee has reviewed each element of compensation for each of the executive officers for fiscal 1997. The Committee reported to the Board of Directors that in the Committee's opinion, the compensation of each executive officer is reasonable in view of the Company's performance and the Committee's subjective evaluation of the contribution of each executive officer to that performance.

March 31, 1998

COMPENSATION COMMITTEE
Julius Jensen III
Pearson C. Cummin III
Peter L. Harris

                               PERFORMANCE GRAPH

     Set forth below is a line graph comparing the percentage change in the cumulative total return on the Company's Common Stock with the cumulative total return of the CRSP Total Return Index for the Nasdaq Stock Market (U.S. Companies)("Nasdaq Market Index") and the CRSP Total Return Industry Index for Nasdaq Retail Trade Stocks ("Retail Index") for the period commencing on March 16, 1993(1) and ending on February 1, 1998.

 COMPARISON OF CUMULATIVE TOTAL RETURN FROM MARCH 16, 1993 THROUGH FEBRUARY 1,
                                    1998(2)

        MEASUREMENT PERIOD                                NASDAQ MARKET
      (FISCAL YEAR COVERED)          PACIFIC SUNWEAR          INDEX           RETAIL INDEX
03/16/93                                   100                 100                 100
01/30/94                                    62                 114                 108
01/29/95                                    90                 109                  96
02/04/96                                    55                 160                 109
02/02/97                                   252                 207                 134
02/01/98                                   411                 245                 157

---------------
(1) Trading in the Company's Common Stock commenced on March 16, 1993 and the Company's 1997 fiscal year ended on February 1, 1998.

(2) Assumes that $100.00 was invested on March 16, 1993 in the Company's Common Stock at the Company's closing price on that date of $7.00 per share and at the closing sales price for each index on that date and that all dividends were reinvested. No cash dividends have been declared on the Company's Common Stock. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

                    APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

     At the Annual Meeting, shareholders will be requested to approve the Pacific Sunwear of California, Inc. Employee Stock Purchase Plan (the "ESPP"). On November 19, 1997, the Company's Board of Directors (the "Board") adopted the ESPP, subject to shareholder approval thereof prior to November 19, 1998.

     The principal terms of the ESPP are summarized below. The following summary is qualified in its entirety by the full text of the ESPP, a copy of which is attached to this Proxy Statement as Exhibit A. Capitalized terms used in the summary which are not otherwise defined will have the meanings set forth in the ESPP.

SUMMARY DESCRIPTION OF THE ESPP

     PURPOSE. The purpose of the ESPP is to provide employees of the Company (and its participating Subsidiaries) with an incentive to advance the best interests of the Company by providing a method whereby they may voluntarily purchase Common Stock at a favorable price and upon favorable terms. Officers have been excluded from participation in the ESPP.

     OPERATION. The ESPP operates in successive six-month periods ("Offering Periods"), commencing on each January 1 and July 1. The first Offering Period commenced on January 1, 1998 and will end on June 30, 1998. On the first day of each Offering Period (the "Grant Date"), each Eligible Employee who has timely filed a valid election to participate in the ESPP for that Offering Period (a "Participant") will be granted an option (an "Option") to purchase shares of the Company's Common Stock. A Participant must designate in his or her election the percentage (which must be at least 1% and not more than 10%) of his or her Compensation to be withheld from his or her pay during that Offering Period and credited to a bookkeeping account (an "Account") maintained under the ESPP in his or her name on the Company's books.

     Each Option will be for a six-month term and will automatically be exercised on the last day of the Offering Period with respect to which it was granted (the "Exercise Date"). The number of shares of Common Stock acquired upon exercise of an Option will be determined by dividing the Participant's Account balance as of the Exercise Date by the Option Price. The "Option Price" for each Option will equal the lesser of: (i) 90% of the Fair Market Value of a share of Common Stock on the Grant Date of the Option; or (ii) 90% of the Fair Market Value of a share of Common Stock on the Exercise Date of the Option. A Participant's Account will be reduced upon exercise of his or her Option by the amount used to pay the Option Price.

     A Participant's election to participate in the ESPP will continue in effect for all Offering Periods until: (i) he or she timely files a new valid election to change the level of his or her contributions or terminate his or her participation, effective with the following Offering Period; or (ii) the ESPP or his or her participation in an Offering Period is terminated, each as described below.

     No Participant will have any rights as a shareholder with respect to shares acquired upon exercise of an Option until a certificate for the shares has actually been issued in the Participant's name following the applicable Exercise Date. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to the issuance of such share certificate. No interest will be paid to any Participant or credited to any Account under the ESPP.

     ELIGIBILITY. Only Eligible Employees may participate in the ESPP. An "Eligible Employee" is any employee of the Company (or any of its participating Subsidiaries) (i) who has completed at least three months of continuous full-time employment with the Company (or a participating Subsidiary) as of the applicable Grant Date, (ii) whose customary employment is for more than 20 hours per week, and (iii) whose customary employment is for more than five months per calendar year. Notwithstanding the foregoing, officers of the Company and employees who own 5% or more of the Common Stock are excluded from ESPP participation. As of January 1, 1998 there were a total of approximately 2,400 employees of the Company who were Eligible Employees and, of this number, approximately 150 had actually elected to participate in the January 1, 1998 - June 30, 1998 Offering Period.

     TERMINATION OF PARTICIPATION. A Participant may elect to terminate his or her contributions to the ESPP during an Offering Period at any time prior to the Exercise Date by completing and filing a withdrawal form in a manner prescribed by the Committee. A Participant may not elect to withdraw his or her funds while continuing payroll withholding. A Participant's participation in the ESPP will also terminate (prior to the applicable Exercise Date): (i) if his or her employment by the Company (or a participating Subsidiary) terminates for any reason, or (ii) in the event that he or she is no longer an Eligible Employee.

     If a Participant's ESPP participation terminates during an Offering Period for any of the reasons discussed in the preceding paragraph, he or she will no longer be permitted to make contributions to the ESPP for that Offering Period, his or her Option for that Offering Period will automatically terminate, and his or her Account balance will be paid to him or her in cash without interest. However, a Participant's termination from participation will not have any effect upon his or her ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements are again then met.

     Nothing in the ESPP confers upon any Participant any right to remain in the employ of the Company or a Subsidiary.

     TRANSFER RESTRICTIONS. Options and other interests in the ESPP are generally non-assignable and non-transferable.

     AUTHORIZED SHARES; LIMITS ON CONTRIBUTIONS. The maximum aggregate number of shares of Common Stock available under the ESPP is 120,000 shares. The shares may be authorized but unissued shares of the Company or shares purchased on the open market. In the event of a merger, consolidation, recapitalization, stock split, stock dividend, combination of shares, or other change affecting the Common Stock, a proportionate and equitable adjustment will be made to the number of shares subject to the ESPP and outstanding Options.

     ADMINISTRATION. The ESPP will be administered by the Board or by a committee appointed by the Board (the "Committee"). The Board has appointed the Compensation Committee of the Board as the "Committee" under the ESPP. The members of the Compensation Committee are currently Messrs. Jensen, Cummin and Harris. The Committee has the authority to administer, construe, and interpret the ESPP, amend and rescind rules for administering the ESPP, and make all other determinations necessary or advisable for the administration of the ESPP. Certain non-discretionary administrative functions may be delegated to third parties, including officers of the Company. The ESPP will not limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

     AMENDMENT OR TERMINATION OF THE ESPP. The Board may amend, modify or terminate the ESPP at any time and in any manner (without notice), provided that the existing rights of Participants are not materially adversely affected thereby. Shareholder approval for any amendment will only be required to the extent necessary to meet the requirements of Section 423 of the Code.

     The ESPP and outstanding Options will terminate (and amounts credited to Participants' Accounts will be refunded in cash without interest): (i) upon the dissolution of the Company or a merger or similar transaction in which the Company does not survive; or (ii) a Change in Control of the Company. Unless previously terminated by the Board, no new Offering Periods will commence on or after, and the ESPP will terminate on, January 1, 2008 or, if earlier, when no shares remain available for Options under the ESPP.

     FEDERAL INCOME TAX CONSEQUENCES. The ESPP is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. Participant contributions to the ESPP are made on an after-tax basis (that is, the contributions are deducted from compensation that is taxable to the Participant and for which the Company or a Subsidiary is generally entitled to a tax deduction). Generally, no taxable income will be recognized by a Participant as of either the Grant Date or the Exercise Date of an Option. A Participant will generally recognize income (or loss) upon a sale or disposition of the shares acquired under the ESPP. If such shares are held by the Participant for a period of at least two years after the Grant Date of the related Option and for a period of at least one year after the Exercise Date of the related Option (the "Required Holding Period"), and the shares are sold at a price in excess of the Option Price of the related Option, the gain on the sale of the shares will be taxed as ordinary income to the extent of the lesser of: (i) the amount by which the fair market value of the shares on the Grant Date exceeded the Option Price, or (ii) the amount by which the fair market value of the shares at the time of their sale exceeded the Option Price. Any portion of the gain not taxed as ordinary income will be taxed at capital gain tax rates. The Company will not be entitled to a federal income tax deduction with respect to any shares that are held for the Required Holding Period.

     The foregoing is only a summary of certain federal income tax consequences and is not exhaustive and, among other considerations, does not describe state, local, or tax withholding consequences.

     PLAN BENEFITS. The benefits that will be received by or allocated to Eligible Employees under the ESPP cannot be determined at this time because the amount of contributions set aside to purchase shares of Common Stock under the ESPP (subject to the limitations discussed above) are entirely within the discretion of each Participant. The Fair Market Value of a share of Common Stock on March 31, 1998 was $41.50. The Company has registered under the Securities Act of 1933, as amended, the Common Stock available (subject to shareholder approval of the ESPP) under the ESPP. In the event that the ESPP is not approved by shareholders prior to November 19, 1998, all amounts credited to Participants' Accounts will be refunded in cash (without interest) and the ESPP and all outstanding Options will automatically terminate.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD "FOR" THIS PROPOSAL

     The Board believes that the ESPP will help promote the interests of the Company by (i) linking the interests of the Company's shareholders and Participants, and (ii) providing an additional means through which the Company can attract, motivate, and retain employees.

     Approval of the ESPP requires the affirmative vote of a majority of the Common Stock present, or represented, and entitled to vote at the Annual Meeting.

     THE BOARD HAS APPROVED AND RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE
ESPP.

     Proxies solicited by the Board will be so voted unless shareholders specify otherwise in their proxies. Broker non-votes and abstentions on this proposal have the effect described on page 1.

                       AMENDMENT TO 1992 STOCK AWARD PLAN

     At the Annual Meeting, shareholders will be requested to approve amendments to the Company's Amended and Restated 1992 Stock Award Plan (the "1992 Stock Award Plan"). The 1992 Stock Award Plan provides for a limit on the aggregate number of shares of the Company's Common Stock that may be issued or delivered pursuant to Awards thereunder (the "Aggregate Share Limit"). At March 31, 1998, 1,372,513 shares of the Company's Common Stock ("Common Stock") remained subject to awards then outstanding under the 1992 Stock Award Plan and 74,169 shares of Common Stock were then available for additional 1992 Stock Award Plan awards under the Aggregate Share Limit.

     On March 18, 1998, the Board approved an amendment to the Aggregate Share Limit (the "Amendment"), subject to the receipt of shareholder approval of the Amendment. The Amendment, if approved by shareholders, will increase the Aggregate Share Limit from 1,899,051 shares to 2,299,051 shares, subject to certain adjustments as provided in the 1992 Stock Award Plan (see "Summary Description of the 1992 Stock Award Plan -- Shares Available for Awards" below). The Board approved the Amendment based, in part, on a belief that the number of shares that remained available for additional awards under the 1992 Stock Award Plan was insufficient to adequately provide for future incentives.

     The principal terms of the 1992 Stock Award Plan are summarized below. The following summary is qualified in its entirety by the full text of the 1992 Stock Award Plan, which can be reviewed on the Securities and Exchange Commission's Web site at http://www.sec.gov and can be obtained from the Company. Written requests for a copy of the 1992 Stock Award Plan should be directed to the Company at the address set forth on the cover page of this Proxy Statement, Attention: Carl W. Womack, Secretary. Capitalized terms used in the summary which are not otherwise defined will have the meanings set forth in the 1992 Stock Award Plan.

SUMMARY DESCRIPTION OF THE 1992 STOCK AWARD PLAN

     The purpose of the 1992 Stock Award Plan is to promote the success of the Company by providing an additional means to attract, motivate and retain key personnel through the grant of Options and other Awards that provide added long term incentives for high levels of performance and for significant efforts to improve the financial performance of the Company.

     AWARDS. The 1992 Stock Award Plan authorizes stock options (incentive or nonqualified), restricted stock, stock appreciation rights ("SARs") and performance share awards.

     ADMINISTRATION. The 1992 Stock Award Plan is administered by either the Board or a committee of the Board (the "Committee"). The Board has appointed the Compensation Committee of the Board as the "Committee" under the 1992 Stock Award Plan. The members of the Committee are currently Messrs. Jensen, Cummin and Harris. The Committee determines the number of shares that are to be subject to Awards and the terms and conditions of such Awards, including the price (if any) to be paid for the shares or the Award.

     ELIGIBILITY. Persons eligible to receive Awards under the 1992 Stock Award Plan include officers and key employees of the Company and consultants to the Company. Members of the Board who are not officers or employees of the Company (each a "Non-Employee Director") are eligible to receive certain automatic Award grants under the 1992 Stock Award Plan, as described more fully below. Approximately ten officers and 86 key employees of the Company are considered eligible under the 1992 Stock Award Plan at the present time, subject to the power of the Committee to determine eligible persons to whom Awards will be granted. Currently, there are four Non-Employee Directors.

     TRANSFER RESTRICTIONS. Subject to customary exceptions, Awards under the 1992 Stock Award Plan are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient's lifetime, only by him or her; any amounts payable or shares issuable pursuant to an Award will be paid only to the recipient or the recipient's beneficiary or representative. The Committee may permit the transfer of an Award if the transferor presents satisfactory evidence that the transfer is for estate and/or tax planning purposes and is without consideration (other than nominal consideration).

     LIMITS ON AWARDS; AUTHORIZED SHARES. Under the 1992 Stock Award Plan, the current Aggregate Share Limit is 1,899,051 shares of Common Stock. The Amendment, if approved by shareholders, will increase the Aggregate Share Limit to 2,299,051 shares of Common Stock. The maximum number of shares of Common Stock that may be issued pursuant to Incentive Stock Options under the 1992 Stock Award Plan will not exceed 1,500,000 shares. The maximum number of shares of Common Stock subject to Awards which may be granted to any individual during any calendar year is 615,375 shares.

     As is customary in incentive plans of this nature, the number and kind of shares available under the 1992 Stock Award Plan and the then outstanding Awards, as well as exercise or purchase prices, performance targets under certain performance-based Awards and share limits, are subject to adjustment in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to shareholders.

     The 1992 Stock Award Plan will not limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

     STOCK OPTIONS. An option is the right to purchase shares of Common Stock at a future date at a specified price (the "Option Price"). An option may either be an Incentive Stock Option or a Nonqualified Stock Option. Incentive Stock Option benefits are taxed differently from Nonqualified Stock Options, as described under "Federal Income Tax Treatment" below. Incentive Stock Options are also subject to more restrictive terms and are limited in amount by the Code and the 1992 Stock Award Plan.

     The Option Price of Options will be determined by the Committee, but in the case of Incentive Stock Options may be no less than the fair market value of a share on the date of grant. Full payment for shares purchased on the exercise of any Option must be made at the time of such exercise in a manner approved by the Committee (which may include cash, delivery of previously owned Common Stock, a promissory note, or certain cashless exercises arranged through a third party, subject to certain limitations set forth in the 1992 Stock Award Plan). Options granted under the 1992 Stock Award Plan may be exercised at the time or times determined by the Committee, but in no event after ten years from the date of grant.

     STOCK APPRECIATION RIGHTS. An SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise of the SAR over the base price of the SAR. The base price will be established by the Administrator at the time of grant of the SAR, but will not be less than the fair market value of a share on the date of grant. SARs may be granted in connection with other Awards or independently.

     RESTRICTED STOCK AWARDS. A Restricted Stock Award is an award typically for a fixed number of shares of Common Stock subject to restrictions. The Committee specifies the price, if any, the Participant must pay for such shares and the restrictions (which may include, for example, continued service only and/or performance standards) imposed on such shares.

     PERFORMANCE SHARE AWARDS. Performance Share Awards may be granted on the basis of such factors as the Committee deems appropriate. Generally, these Awards will be based upon specific agreements and will specify the number of shares of Common Stock subject to the Award, the price, if any, to be paid for such shares by the participant and the conditions upon which the issuance of the shares will be based.

     In addition to Awards under the other provisions of the 1992 Stock Award Plan, the 1992 Stock Award Plan provides that the Committee may grant to eligible officers performance-based Awards designed to satisfy the requirements for deductibility of compensation under Section 162(m) of the Code ("Section 162(m) Performance-Based Awards"). Options with an exercise price and SARs with a base price not less than fair market value on the date of grant will, generally speaking, be considered Section 162(m) Performance-Based Awards. Other
Section 162(m) Performance-Based Awards must be based on the performance relative to pre-established goals over performance periods not shorter than one year nor longer than ten years. The business criteria on which performance goals will be established include one or more of the following as applied to the consolidated operations, or one or more subsidiaries or business segments: (i) earnings per share of Common Stock on a basic and diluted basis determined by dividing (a) net earnings less dividends on Preferred Stock, if any, of the Company and its subsidiaries by (b) the weighted average number of shares of Common Stock outstanding, basic and diluted, (ii) consolidated net income of the Company and its subsidiaries (less, if any, preferred dividends), divided by the average consolidated common shareholder equity, (iii) net cash flow (including cash and cash equivalents) from operations or net cash flow from operations, financing and investing activities, or (iv) change in the market price of the Company's Common Stock plus dividends and other distributions paid, divided by the beginning market price of the Common Stock, adjusted for any changes in equity structure. Section 162(m) Performance-Based Awards (other than Options and Stock Appreciation Rights) are earned and payable only if performance meets the specific, pre-established performance goals approved by the Committee in advance of applicable deadlines under the Code and while the performance relating to the goals remains substantially uncertain. Performance goals may be adjusted to reflect certain changes, including reorganizations, liquidations and capitalization and accounting changes, to the extent permitted by Section 162(m).

     Grants of Section 162(m) Performance-Based Awards in any calendar year to any participant may not be made with reference to more than 615,375 shares. Before any of the Section 162(m) Performance-Based Awards (other than by exercise of qualifying options or SARs) are paid to a covered officer, the Committee must certify that the performance goals have been satisfied. The Committee will have discretion to determine the performance goals and restrictions or other limitations of the individual Awards and is expected to reserve "negative" discretion to reduce the number of shares delivered pursuant to payments of Awards below maximum Award limits.

     AUTOMATIC OPTION GRANTS TO NON-EMPLOYEE DIRECTORS. Each person who first becomes a Non-Employee Director is granted automatically a Nonqualified Stock Option to purchase 9,000 shares of Common Stock (the "Initial Grant"). In addition, the 1992 Stock Award Plan provides that in each calendar year, there will be granted automatically (without any action by the Committee) as of the date of the annual meeting of shareholders in each such year, a Nonqualified Stock Option to purchase 9,000 shares of Common Stock to each Non-Employee Director who is re-elected as a member of the Board or who continues as a member of the Board (the "Annual Grant"). The purchase price per share of Common Stock covered by each such option will be the fair market value of the Common Stock on the date the option is granted. The 1992 Stock Award Plan provides that Non-Employee Director options expire on the tenth anniversary of the award date and vest according to the following schedule (i) the first 25% of the shares covered by an Option become exercisable on the earlier of (a) the first anniversary of the award date or (b) the date immediately preceding the first scheduled Annual Meeting of shareholders first occurring after the award date, and (ii) 1/36th of the remaining shares covered by the Option become exercisable each month thereafter. Immediately prior to the occurrence of a Change in Control, each option granted under the Non-Employee Director Program will become exercisable in full.

     If a Non-Employee Director's services as a member of the Board terminate, any option granted under the Non-Employee Director program held by such Non-Employee Director which is not then exercisable shall terminate (subject to the Committees discretion to increase the portion of the Award available to the Non-Employee Director). If a Non-Employee Director's services as a member of the Board terminate by reason of death or total disability, any portion of any such option which is then exercisable may be exercised for one year after the date of such termination or the balance of such option's term, whichever period is shorter. If a Non-Employee Director's services as a member of the Board terminate for any other reason, any portion of any such option which is then exercisable may be exercised for three months after the date of such termination or the balance of such option's term, whichever period is shorter.

     EFFECT OF TERMINATION OF EMPLOYMENT. Options which have not yet become exercisable will generally lapse upon the date a participant is no longer employed by the Company for any reason. Options which have become exercisable must be exercised within three months after such date if the termination of employment was for any reason other than Retirement, Total Disability, death or discharge for cause. In the event a participant is discharged for cause, all Options will lapse immediately upon such termination of employment. If the termination of employment is due to Retirement, Total Disability or death, the options which are exercisable on the date of such termination must generally be exercised within twelve months of the date of such termination. In no event may an Option be exercised after its stated term. Stock Appreciation Rights generally have the same termination provisions as the Options to which they relate. Shares subject to Restricted Stock Awards that have not become vested upon the date a participant is no longer employed by the Company for any reason will be forfeited in accordance with the terms of the related award agreements. Shares subject to Performance Share Awards that have not been issued or become issuable upon the date a participant is no longer employed by the Company for any reason shall similarly be forfeited. The Committee may increase the portion of a Participant's Award available to the Participant in connection with a Participant's termination of employment (other than termination by the Company for cause).

     ACCELERATION OF AWARDS; POSSIBLE EARLY TERMINATION OF AWARDS. Unless prior to an Event the Committee determines that, upon its occurrence, benefits will not be accelerated, then generally upon the Event each Option and Stock Appreciation Right will become immediately exercisable, restricted stock will vest, and cash and performance-based awards and stock units will become payable. An Event under the 1992 Stock Award Plan generally includes (subject to certain exceptions) certain mergers or consolidations approved by the Company's shareholders, or shareholder approval of a liquidation of the Company or sale of substantially all of the Company's assets.

     AMENDMENTS. The Board may amend or terminate the 1992 Stock Award Plan at any time. If any amendment to the 1992 Stock Award Plan would (i) increase the benefits accruing to participants, (ii) increase the aggregate number of shares which may be issued under the 1992 Stock Award Plan or (iii) modify the requirements of eligibility for participation in the 1992 Stock Award Plan, then, to the extent then required by Section 422 of the Code, such amendment will be subject to shareholder approval. Outstanding Awards may be amended, subject, however, to the consent of the holder if the amendment materially and adversely affects the holder. Unless previously terminated by the Board, the 1992 Stock Award Plan will terminate on November 17, 2002.

     SECURITIES UNDERLYING AWARDS. The market value of a share of Common Stock as of March 31, 1998 was $41.50 per share. Upon receipt of shareholder approval of the Amendment, the Company plans to register under the Securities Act of 1933, the additional shares of Common Stock made available under the 1992 Stock Award Plan.

     FEDERAL INCOME TAX CONSEQUENCES. With respect to nonqualified stock options, the Company is generally entitled to deduct an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to Incentive Stock Options, the Company is generally not entitled to a similar deduction either upon grant of the option or at the time the option is exercised. If Incentive Stock Option shares are not held for specified qualifying periods, however, the difference between the fair market value of the shares at the date of exercise (or, if lower, the sale price) and the cost of such shares is taxed as ordinary income (and the Company will receive a corresponding deduction) in the year the shares are sold.

     The current federal income tax consequences of other Awards authorized under the 1992 Stock Award Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as non-qualified stock options; non-transferable restricted stock subject to a substantial risk of forfeiture results in income recognition only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); and Performance Share Awards generally are subject to tax at the time of payment. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.

     If an Award is accelerated under the 1992 Stock Award Plan in connection with a change in control (as this term is used in the Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration ("parachute payments") if it exceeds certain threshold limits under the Code (and certain excise taxes may be triggered). Further, if the compensation attributable to Awards is not "performance-based" within the meaning of Section 162(m) of the Code, the Company may not be permitted to deduct the aggregate non performance-based compensation in excess of $1,000,000 in certain circumstances.

     The above tax summary is based upon federal income tax laws in effect as of March 1, 1998.

SPECIFIC BENEFITS

     For information regarding options and restricted stock awards granted to executive officers of the Company, see the material under the heading "Executive Compensation" following the Proposal One discussion.

     The number, amount and type of awards to be received by or allocated to eligible persons in the future under the 1992 Stock Award Plan cannot be determined at this time. At this time, the Company is not considering any additional awards under the 1992 Stock Award Plan. If the Amendment had been in effect in 1997, the Company expects that the grants would not have been substantially different from those described in this section and in the Summary Compensation Table above.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD "FOR" THIS PROPOSAL

     The Board believes that the additional shares to be made available under the 1992 Stock Award Plan by the approval of the Amendment will promote the interests of the Company and its shareholders and continue to enable the Company to attract, retain and reward persons important to the Company's success and to provide incentives based on the attainment of corporate objectives and increases in shareholder value.

     Approval of the Amendment requires the affirmative vote of a majority of the Common Stock present, or represented, and entitled to vote at the Annual Meeting.

     THE BOARD OF DIRECTORS HAS APPROVED AND RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE 1992 STOCK AWARD PLAN.

     Proxies solicited by the Board will be so voted unless shareholders specify otherwise in their proxies. Broker non-votes and abstentions on this proposal have the effect described on page 1. All members of the Board are eligible for awards under the 1992 Stock Award Plan.

                    APPROVAL OF INCENTIVE COMPENSATION PLAN

     At the Annual Meeting, shareholders will be requested to approve the Pacific Sunwear of California, Inc. Incentive Compensation Plan (the "Incentive Compensation Plan"). On March 18, 1998, the Board adopted the Incentive Compensation Plan, subject to the receipt of shareholder approval thereof at the Annual Meeting.

     Section 162(m) of the Internal Revenue Code ("Section 162(m)") limits the tax deductibility of compensation that is not "performance-based" within the meaning of that section if the amount of the aggregate non performance-based compensation exceeds $1 million in certain circumstances. The Incentive Compensation Plan permits the Company to grant bonus incentives that are intended to qualify as "performance-based" compensation so as to not preclude the tax deductibility of such compensation should the limits of Section 162(m) ever be exceeded by the Company. As it has done in recent years, the Company intends to base the bonus incentives for fiscal 1998 on the percentage of budgeted earnings achieved by the Company.

     The principal terms of the Incentive Compensation Plan are summarized below. The following summary is qualified in its entirety by the full text of the Incentive Compensation Plan, a copy of which is attached to this Proxy Statement as Exhibit B. Capitalized terms used in the summary which are not otherwise defined will have the meanings set forth in the Incentive Compensation Plan.

SUMMARY DESCRIPTION OF THE INCENTIVE COMPENSATION PLAN

     PURPOSE. The purpose of the Incentive Compensation Plan is to promote the success of the Company by providing to participating Eligible Persons bonus incentives that qualify as performance-based compensation within the meaning of
Section 162(m).

     ADMINISTRATION. The Incentive Compensation Plan will be administered by a committee appointed by the Board (the "Committee"). The Board has appointed the Compensation Committee of the Board as the "Committee" under the Incentive Compensation Plan. The members of the Committee are currently Messrs. Jensen, Cummin and Harris. The Committee has the authority to select Participants, determine Performance Periods, select Business Criteria, and establish Performance Targets. The Committee also has the authority to administer, construe, and interpret the Incentive Compensation Plan, amend and rescind rules for administering the Incentive Compensation Plan, and make all other determinations necessary or advisable for the administration of the Incentive Compensation Plan. The Incentive Compensation Plan will not limit the authority of the Board or the Committee to grant awards or authorize any other compensation under any other plan or authority (including the 1992 Stock Award Plan, described above).

     ELIGIBILITY AND PLAN LIMITS. Any officer or salaried employee of the Company (each an "Eligible Person") may be granted an Award (or Awards) by the Committee under the Incentive Compensation Plan. A maximum amount of $2.5 million may be paid with respect to all Awards granted under the Incentive Compensation Plan in any calendar year to any one Eligible Person (subject to certain adjustments under the Incentive Compensation Plan). As of March 31, there were approximately ten Eligible Persons.

     Nothing in the Incentive Compensation Plan confers upon any Participant any right to remain in the employ of the Company.

     PLAN AWARDS. Under the Incentive Compensation Plan, the Committee may grant performance-based Awards to Eligible Persons. These Awards will be based on the performance of the Company and/or one or more of its subsidiaries, divisions, segments or units.

     The Business Criteria with respect to which Performance Targets may be established include the following: EBIT, EBITDA, EPS, Expense Reduction, Debt to EBITDA, Interest Coverage, Inventory Turns, Net Income, Net Sales, Operating Cash Flow, Pre-Tax Margin, Return on Assets, Return on Capital, Return on Equity, Stock Price Appreciation, and Working Capital Improvement (in each case as defined in Appendix A to the Incentive Compensation Plan), or any combination thereof. Adoption of the Incentive Compensation Plan is intended to enable the Company to continue its historical method of bonus determination (using budgeted earnings as a Performance Target) while preserving the deductibility of the compensation expense. Awards are payable only if performance reaches specific, preestablished Performance Targets approved by the Committee in advance of applicable deadlines under the Code and while the performance relating to the goals remains substantially uncertain (except that the payment of Awards may be accelerated following a Change in Control of the Company, as described in
Section 4.13 of the Incentive Compensation Plan). Performance Targets will generally be adjusted to the extent permitted by Section 162(m) to reflect certain changes affecting the Company, including reorganizations, liquidations, capitalizations and accounting changes.

     Concurrently with the selection of the Performance Targets, the Committee must establish an objective formula or standard for calculating the maximum Bonus which may become payable with respect to each Award.

     Awards will generally be paid in cash from the Company's general assets, however, Awards may be stock-based (payable in stock only or in cash or stock). Before any Award is paid, the Committee must certify that the Performance Targets have been satisfied. The Committee may reserve "negative" discretion to reduce payments below maximum Award limits.

     Awards are generally nontransferable.

     AMENDMENT/TERMINATION OF THE PLAN. The Incentive Compensation Plan may from time to time be amended, suspended or terminated, in whole or in part, by the Board or the Committee, but no amendment will be effective without Board and/or shareholder approval if such approval is required to comply with the applicable rules under Section 162(m). Unless earlier terminated by the Board or the Committee, no new Awards may be granted after January 31, 2003.

     FEDERAL INCOME TAX CONSEQUENCES OF AWARDS UNDER THE PLAN. Awards under the Incentive Compensation Plan are generally subject to tax at the time of payment and the Company will generally have a corresponding deduction at the time the Participant recognizes income. Awards are intended to satisfy the "performance-based" exception to Section 162(m). If payment of an Award is accelerated under the Incentive Compensation Plan in connection with a Change in Control of the
Company: (i) the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration ("parachute payments") if it exceeds certain threshold limits under the Code (and certain related excise taxes may be triggered), and (ii) the Company may not be entitled to a tax deduction if payments are accelerated at a time when the Performance Targets have not been satisfied if the limits of Section 162(m) are exceeded.

     RESTRICTED STOCK AWARDS. The Company also maintains, and shareholders previously approved, the 1992 Stock Award Plan, as described above. The 1992 Stock Award Plan permits the Company to grant awards of restricted Shares ("Restricted Stock Awards"). Restricted Stock Awards generally vest based upon the passage of time or the attainment of one or more performance or other criteria. The Incentive Compensation Plan will permit the Company to grant Restricted Stock Awards under the 1992 Stock Award Plan which vest based upon the satisfaction of one or more Performance Targets and which are also subject to the other provisions of the Incentive Compensation Plan ("Combined Awards"). The maximum number of Shares which may be subject to Combined Awards granted to any individual Eligible Person in any one calendar year is 615,375; subject to and chargeable against the existing limits of the 1992 Stock Award Plan. Combined Awards will not reduce or otherwise affect the $2.5 million annual Award limit (described above).

VOTE REQUIRED; RECOMMENDATION OF THE BOARD "FOR" THIS PROPOSAL

     The Board believes, in general, that it is desirable and in the best interest of the Company and its shareholders to enable the Company's compensation plans to comply with the requirements of Section 162(m). The 1992 Stock Award Plan currently provides for the grant of stock-based awards that are intended to qualify as "performance-based" compensation under Section 162(m). However, the 1992 Stock Award Plan does not give the Company the flexibility to pay such awards in cash.

     The Board believes that the Incentive Compensation Plan is consistent with the Company's existing policies that closely relate a substantial portion of certain executive's compensation to the Company's performance and will enable the Company to pay "performance-based" awards in cash. The Plan also serves the Company's interests by granting the Committee discretion both in selecting the criteria by which performance is to be measured and in establishing actual performance targets, and determining the level of bonuses that will be paid if such targets are timely achieved; all within the limits and terms imposed by the Incentive Compensation Plan.

     The Company believes that it is possible that compensation paid to one or more of its executive officers may, in the future, exceed the limits of Section 162(m). If the Incentive Compensation Plan is not approved by shareholders, bonuses paid by the Company to executive officers will not be tax deductible to the Company to the extent that (when combined with other non-exempt compensation paid to such executive officers) they exceed these limits.

     The number, amount and type of Awards to be received by or allocated to Eligible Persons under the Incentive Compensation Plan cannot be determined at this time. The Committee has not yet considered any specific Awards or Performance Targets under the Incentive Compensation Plan, and bonuses paid in fiscal 1998 will be paid outside the Incentive Compensation Plan. If the Incentive Compensation Plan had been in effect in 1997, the Company expects that compensation levels would not have been substantially different from those described in the Summary Compensation Table.

     Approval of the Incentive Compensation Plan requires the affirmative vote of a majority of the Common Stock present, or represented, and entitled to vote at the Annual Meeting.

     THE BOARD HAS APPROVED AND RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE INCENTIVE COMPENSATION PLAN.

     Proxies solicited by the Board will be so voted unless shareholders specify otherwise in their proxies.

                                 OTHER MATTERS

     Management does not know of any other matters to be presented at the Annual Meeting of Shareholders, but should any other matters requiring a vote of shareholders arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment.

     UPON REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED FEBRUARY 1, 1998, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED TO ANY SHAREHOLDER WITHOUT CHARGE BY THE COMPANY. ANY SHAREHOLDER DESIRING A COPY SHOULD WRITE TO THE COMPANY AT THE ADDRESS SET FORTH IN THE COVER PAGE OF THE PROXY STATEMENT, ATTENTION: CARL W. WOMACK, SECRETARY.

                             SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be presented at the 1999 Annual Meeting of Shareholders of the Company must be received by December 24, 1998 for inclusion in the Company's 1999 Proxy Statement. In addition, the Company's Bylaws establish an advance notice procedure with regard to certain matters, including shareholder proposals not included in the Company's Proxy Statement, to be brought before an annual meeting of shareholders. In general, notice must be received by the Secretary of the Company at the Company's principal executive office not less than 15 days prior to the scheduled annual meeting, regardless of any postponements, deferrals or adjournments of that meeting unless less than 25 days notice or prior public disclosure of the date scheduled for the meeting is given or made, in which event notice by the shareholder to be timely must be delivered or received not later than the close of business on the tenth day following the earlier of (i) the day on which such notice of the date of the scheduled annual meeting was mailed or (ii) the day on which such public disclosure was made. The shareholder's notice to the Secretary of the Company must set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, including the names of nominees for election to the Board of Directors, if any, (ii) the name and address, as they appear in the Company's books, of the shareholder proposing such business and any other shareholders known by such shareholder to be supporting such proposal, (iii) the class and number of shares of the Company's stock that are beneficially owned by the shareholder on the date of such shareholder notice, and by other shareholders known by such shareholder to be supporting such proposal on the date of such shareholder notice, and (iv) any financial interest of the shareholder in such proposal. If the presiding officer at the annual meeting determines that a shareholder proposal is not made in accordance with the terms described above, the presiding officer shall so declare at the annual meeting, the proposal shall be deemed by the presiding officer to be improperly before the shareholders and the proposal shall not be acted upon at the annual meeting.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The following Form 4s were inadvertently not filed on a timely basis: one Form 4 for Frank J. Schools disclosing a purchase and sale of common stock pursuant to the exercise of options; and one Form 4 for Carl W. Womack disclosing a gift of common stock.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     A representative of Deloitte & Touche LLP, the independent auditors of the Company, will be in attendance at the Annual Meeting, able to make a statement if he or she so desires, and available to respond to appropriate questions.

                                   EXHIBIT A

                      PACIFIC SUNWEAR OF CALIFORNIA, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

     The following constitute the provisions of the Pacific Sunwear of California, Inc. Employee Stock Purchase Plan (this "Plan").

1. PURPOSE

     The purpose of this Plan is to provide Eligible Employees with an incentive to advance the best interests of the Corporation (and those Subsidiaries which may be designated by the Committee as "Participating Corporations") by providing a method whereby they may voluntarily purchase Common Stock at a favorable price and upon favorable terms.

2. DEFINITIONS

     Capitalized terms used herein which are not otherwise defined shall have the following meanings.

     "Account" shall mean the bookkeeping account maintained by the Corporation, or by a recordkeeper on behalf of the Corporation, for a Participant pursuant to
Section 7(a).

     "Board" shall mean the Board of Directors of the Corporation.

     "Change in Control" shall mean any of the following:

          a. Approval by the shareholders of the Corporation of the dissolution or liquidation of the Corporation;

          b. Approval by the shareholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities other than Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former shareholders of the Corporation;

          c. Approval by the shareholders of the Corporation of the sale of substantially all of the Corporation's business assets to a person or entity that is not a Subsidiary.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Committee" shall mean the committee appointed by the Board to administer this Plan pursuant to Section 12.

     "Common Stock" shall mean the common stock of the Corporation.

     "Company" shall mean the Corporation and its Subsidiaries.

     "Compensation" shall mean an Eligible Employee's regular earnings, overtime pay, sick pay, shift differential, shift premium, vacation pay, incentive compensation, commissions and bonuses. Compensation also includes any amounts contributed as salary reduction contributions to a plan qualifying under Section 401(k), 125 or 129 of the Code. Any other form of remuneration is excluded from Compensation, including (but not limited to) the following: prizes, awards, housing allowances, stock option exercises, stock appreciation rights, restricted stock exercises, performance awards, auto allowances, tuition reimbursement and other forms of imputed income. Notwithstanding the foregoing, Compensation shall not include any amounts deferred under or paid from the Corporation's Executive Deferred Compensation Plan.

     "Contributions" shall mean all bookkeeping amounts credited to the Account of a Participant pursuant to Section 7(a).

     "Corporation" shall mean Pacific Sunwear of California, Inc., a California corporation.

     "Eligible Employee" shall mean any employee of the Corporation, or of any Subsidiary which has been designated in writing by the Committee as a "Participating Corporation" (including any Subsidiaries which have become such after the date that this Plan is approved by shareholders). Notwithstanding the foregoing, "Eligible Employee" shall not include any employee who (i) has not as of the Grant Date completed at least three months of continuous full-time employment with the Company, (ii) whose customary employment is for 20 hours per week or less; or (iii) whose customary employment is for not more than five months in a calendar year. In addition, no Officer shall be an Eligible Employee.

     "Effective Date" shall mean January 1, 1998.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Exercise Date" shall mean, with respect to an Offering Period, the last day of that Offering Period.

     "Fair Market Value" shall mean the closing price of a Share on The New York Stock Exchange on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal or, in the event the Common Stock is not listed on The New York Stock Exchange, the "Fair Market Value" shall be the closing price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported by the National Association of Securities Dealers Automated Quotation ("NASDAQ") or, if such price is not reported, the mean of the bid and asked prices per Share as reported by NASDAQ or, if such prices are not so listed or reported, as determined by the Committee (or its delegate), in its discretion.

     "Grant Date" shall mean the first day of each Offering Period.

     "Offering Period" shall mean the six-consecutive month periods commencing on each January 1 and July 1.

     "Officer" shall mean (i) any individual who is a named officer of the Corporation pursuant to the Corporation's By-Laws, and (ii) any other individual who the Committee determines, in its sole discretion, to be (A) a highly compensated employee (within the meaning of Section 414(q) of the Code) and (B) an officer of the Company for purposes of this Plan.

     "Option" shall mean the stock option to acquire Shares granted to a Participant pursuant to Section 8.

     "Option Price" shall mean the per share exercise price of an Option as determined in accordance with Section 8(b).

     "Participant" shall mean an Eligible Employee who has elected to participate in this Plan and who has filed a valid and effective Subscription Agreement to make Contributions pursuant to Section 6.

     "Plan" shall mean this Pacific Sunwear of California, Inc. Employee Stock Purchase Plan, as amended from time to time.

     "Rule 16b-3" shall mean Rule 16b-3 promulgated under Section 16.

     "Section 16" shall mean Section 16 of the Exchange Act.

     "Share" shall mean a share of Common Stock.

     "Subscription Agreement" shall mean the written agreement filed by an Eligible Employee with the Corporation pursuant to Section 6 to participate in this Plan.

     "Subsidiary" shall mean any corporation in an unbroken chain of corporations (beginning with the Corporation) in which each corporation (other than the last corporation) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one or more of the other corporations in the chain.

3. ELIGIBILITY

     Any person employed as an Eligible Employee as of a Grant Date shall be eligible to participate in this Plan during the Offering Period in which such Grant Date occurs, subject to the Eligible Employee satisfying the requirements of Section 6.

4. STOCK SUBJECT TO THIS PLAN; SHARE LIMITATIONS

     The total number of Shares to be made available under this Plan is 120,000 authorized and unissued or treasury shares of Common Stock, or Shares repurchased on the open market, subject to adjustments pursuant to Section 17. In the event that all of the Shares made available under this Plan are subscribed prior to the expiration of this Plan, this Plan may be terminated in accordance with Section 19.

5. OFFERING PERIODS

     During the term of this Plan, the Corporation will offer Options to purchase Shares to all Participants during each Offering Period. Each Option shall become effective on the Grant Date. The term of each Option shall be six months and shall end on the Exercise Date. The first Offering Period shall commence on or after the Effective Date. Offering Periods shall continue until this Plan is terminated in accordance with Section 18 or 19, or, if earlier, until no Shares remain available for Options pursuant to Section 4.

6. PARTICIPATION

     An Eligible Employee may become a participant in this Plan by completing a Subscription Agreement on a form approved by and in a manner prescribed by the Committee (or its delegate). To become effective, a Subscription Agreement must be filed with the Corporation prior to the start of the Offering Period with respect to which it is to become effective and must set forth the percentage of the Eligible Employee's Compensation (which shall be a whole percentage point not less than 1% and not more than 10%) to be credited to the Participant's Account as Contributions each pay period. Subscription Agreements shall contain the Eligible Employee's authorization and consent to the Corporation's withholding from his or her Compensation the amount of his or her Contributions. Subscription Agreements shall remain valid for all Offering Periods until (i) an Eligible Employee's participation terminates pursuant to the terms hereof, or
(ii) until a new Subscription Agreement becomes effective.

7. METHOD OF PAYMENT OF CONTRIBUTIONS

     (a) The Corporation shall maintain on its books, or cause to be maintained by a recordkeeper, an Account in the name of each Participant. The percentage of Compensation elected to be applied as Contributions by a Participant shall be deducted from such Participant's Compensation on each payday during the period for payroll deductions set forth below and such payroll deductions shall be credited to that Participant's Account as soon as administratively practicable after such date. A Participant may not make any additional payments to his or her Account. A Participant's Account shall be reduced by any amounts used to pay the Option Price of Shares acquired, or by any other amounts distributed pursuant to the terms hereof.

     (b) Payroll deductions with respect to an Offering Period shall commence as of the first day of the payroll period which coincides with or immediately follows the applicable Grant Date and shall end on the last day of the payroll period which coincides with or immediately precedes the applicable Exercise Date, unless sooner terminated by the Participant as provided in this Section or until his or her participation terminates pursuant to Section 11.

     (c) A Participant may terminate his or her Contributions during an Offering Period by completing and filing with the Corporation, in such form and on such terms as the Committee (or its delegate) may prescribe, a written withdrawal form which shall be signed by the Participant. Such termination shall be effective as soon as administratively practicable after its receipt by the Corporation.

     (d) A Participant may discontinue or otherwise change the level of his or her Contributions (within Plan limits) effective as of the next Grant Date by completing and filing with the Corporation, on such terms as the Committee (or its delegate) may prescribe, a new Subscription Agreement.

8. GRANT OF OPTION

     (a) On each Grant Date, each Eligible Employee who is a participant during that Offering Period shall be granted an Option to purchase a number of Shares. The Option shall be exercised on the Exercise Date.

The number of Shares subject to the Option shall be determined by dividing the Participant's Account balance as of the applicable Exercise Date by the Option Price.

     (b) The Option Price per Share of the Shares subject to an Option shall be the lesser of: (i) 90% of the Fair Market Value of a Share on the applicable Grant Date; or (ii) 90% of the Fair Market Value of a Share on the applicable Exercise Date.

     (c) Notwithstanding anything else contained herein, a person who is otherwise an Eligible Employee shall not be granted any Option or other right to purchase Shares under this Plan to the extent (i) it would, if exercised, cause the person to own "stock" (as such term is defined for purposes of Section 423(b)(3) of the Code) possessing 5% or more of the total combined voting power or value of all classes of stock of the Corporation, or any Subsidiary, or (ii) such Option causes such individual to have rights to purchase stock under this Plan and any other plan of the Company qualified under Section 423 of the Code which accrue at a rate which exceeds $25,000 of the fair market value of the stock of the Corporation or of a Subsidiary (determined at the time the right to purchase such Stock is granted) for each calendar year in which such right is outstanding. For this purpose a right to purchase Shares accrues when it first become exercisable during the calendar year. In determining whether the stock ownership of an Eligible Employee equals or exceeds the 5% limit set forth above, the rules of Section 424(d) of the Code (relating to attribution of stock ownership) shall apply.

 9. EXERCISE OF OPTION

     Unless a Participant's Plan participation is terminated as provided in
Section 11, his or her Option for the purchase of Shares shall be exercised automatically on the Exercise Date for that Offering Period, without any further action on the Participant's part, and the maximum number of whole Shares subject to such Option shall be purchased at the Option Price with the balance of such Participant's Account. If any amount (which is not sufficient to purchase a whole Share) remains in a Participant's Account after the exercise of his or her Option on the Exercise Date: (i) such amount shall be credited to such Participant's Account for the next Offering Period, if he or she is then a Participant; or (ii) if such Participant is not a Participant in the next Offering Period, or if the Committee so elects, such amount shall be refunded to such Participant as soon as administratively practicable after such date.

10. DELIVERY

     As soon as administratively practicable after the Exercise Date, the Corporation shall deliver to each Participant a certificate representing the Shares purchased upon exercise of his or her Option. The Corporation may make available an alternative arrangement for delivery of Shares to a recordkeeping service. The Committee (or its delegate), in its discretion, may either require or permit the Participant to elect that such certificates be delivered to such recordkeeping service. In the event the Corporation is required to obtain from any commission or agency authority to issue any such certificate, the Corporation will seek to obtain such authority. Inability of the Corporation to obtain from any such commission or agency authority which counsel for the Corporation deems necessary for the lawful issuance of any such certificate shall relieve the Corporation from liability to any Participant except to return to the Participant the amount of the balance in his or her Account.

11. TERMINATION OF EMPLOYMENT; CHANGE IN ELIGIBLE STATUS

     (a) Upon a Participant's termination from employment with the Company for any reason or in the event that a Participant is no longer an Eligible Employee or if the Participant elects to terminate Contributions pursuant to Section 7(c), at any time prior to the last day of an Offering Period in which he or she participates, such Participant's Account shall be paid to him or her or in cash, or, in the event of such Participant's death, paid to the person or persons entitled thereto under Section 13, and such Participant's Option and participation in the Plan shall be automatically terminated.

     (b) A Participant's termination from Plan participation precludes the Participant from again participating in this Plan during that Offering Period. However, such termination shall not have any effect upon his or her ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements are again then met. A Participant's termination from Plan participation shall be deemed to be a revocation of that Participant's Subscription Agreement and such Participant must file a new Subscription Agreement to resume Plan participation in any succeeding Offering Period.

12. ADMINISTRATION

     (a) The Board shall appoint the Committee, which shall be composed of not less than two members of the Board. Each member of the Committee, in respect of any transaction at a time when an affected Participant may be subject to Section 16 of the Exchange Act, shall be a "non-employee director" within the meaning of Rule 16b-3 promulgated under Section 16. The Board may, at any time, increase or decrease the number of members of the Committee, may remove from membership on the Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation, or otherwise. The Board may also, at any time, assume or change the administration of this Plan.

     (b) The Committee shall supervise and administer this Plan and shall have full power and discretion to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of this Plan and not inconsistent with the terms of this Plan, and to make all other determinations necessary or advisable for the administration of this Plan. The Committee shall act by majority vote or by unanimous written consent. No member of the Committee shall be entitled to act on or decide any matter relating solely to himself or herself or any of his or her rights or benefits under this Plan. The Committee shall have full power and discretionary authority to construe and interpret the terms and conditions of this Plan, which construction or interpretation shall be final and binding on all parties including the Corporation, Participants and beneficiaries. The Committee may delegate ministerial non-discretionary functions to third parties, including officers of the Corporation.

     (c) Any action taken by, or inaction of, the Corporation, the Board or the Committee relating to this Plan shall be within the absolute discretion of that entity or body. No member of the Board or Committee, or officer of the Corporation shall be liable for any such action or inaction.

13. DESIGNATION OF BENEFICIARY

     (a) A Participant may file, in a manner prescribed by the Committee (or its delegate), a written designation of a beneficiary who is to receive any Shares or cash from such Participant's Account under this Plan in the event of such Participant's death. If a Participant's death occurs subsequent to the end of an Offering Period but prior to the delivery to him or her of any Shares deliverable under the terms of this Plan, such Shares and any remaining balance of such Participant's Account shall be paid to such beneficiary (or such other person as set forth in Section 13(b)) as soon as administratively practicable after the Corporation receives notice of such Participant's death and any outstanding unexercised Option shall terminate. If a Participant's death occurs at any other time, the balance of such Participant's Account shall be paid to such beneficiary (or such other person as set forth in Section 13(b)) in cash as soon as administratively practicable after the Corporation receives notice of such Participant's death and such Participant's Option shall terminate. If a Participant is married and the designated beneficiary is not his or her spouse, spousal consent shall be required for such designation to be effective.

     (b) Beneficiary designations may be changed by the Participant (and his or her spouse, if required) at any time on forms provided and in the manner prescribed by the Committee (or its delegate). If a Participant dies with no validly designated beneficiary under this Plan who is living at the time of such Participant's death, the Corporation shall deliver all Shares and/or cash payable pursuant to the terms hereof to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed, the Corporation, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Corporation, then to such other person as the Corporation may designate.

14. TRANSFERABILITY

     Neither Contributions credited to a Participant's Account nor any Options or rights with respect to the exercise of Options or right to receive Shares under this Plan may be anticipated, alienated, encumbered, assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 13) by the Participant. Any such attempt at anticipation, alienation, encumbrance, assignment, transfer, pledge or other disposition shall be without effect and all amounts shall be paid and all shares shall be delivered in accordance with the provisions of this Plan. Amounts payable or Shares deliverable pursuant to this Plan shall be paid or delivered only to the Participant or, in the event of the Participant's death, to the Participant's beneficiary pursuant to Section 13.

15. USE OF FUNDS; INTEREST

     All Contributions received or held by the Corporation under this Plan will be included in the general assets of the Corporation and may be used for any corporate purpose. No interest will be paid to any Participant or credited to his or her Account under this Plan.

16. REPORTS

     Statements shall be provided to Participants as soon as administratively practicable following each Exercise Date. Each Participant's statement shall set forth, as of such Exercise Date, that Participant's Account balance immediately prior to the exercise of his or her Option, the Fair Market Value of a Share, the Option Price, the number of whole Shares purchased and his or her remaining Account balance, if any.

17. ADJUSTMENTS OF AND CHANGES IN THE STOCK

     In the event that the Shares shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation (whether by reason of merger, consolidation, recapitalization, stock split, combination of shares, or otherwise), or if the number of Shares shall be increased through a stock split or the payment of a stock dividend, then there shall be substituted for or added to each Share theretofore reserved for sale under this Plan, the number and kind of shares of stock or other securities into which each outstanding Share shall be so changed, or for which each such Share shall be exchanged, or to which each such Share is entitled, as the case may be, or the number or kind of securities which may be sold under this Plan and the purchase price per Share shall be appropriately adjusted consistent with such change in such manner as the Committee (or its delegate) may deem equitable to prevent substantial dilution or enlargement of rights granted to, or available for, Eligible Employees under this Plan.

18. POSSIBLE EARLY TERMINATION OF PLAN AND OPTIONS

     Upon a dissolution of the Corporation, an event described in Section 17 that the Corporation does not survive, or the occurrence of a Change in Control, the Plan and, if prior to the last day of an Offering Period, any outstanding Option granted with respect to that Offering Period shall terminate, subject to any provision that has been expressly made by the Committee through a plan or reorganization approved by the Board or otherwise for the survival, substitution, assumption, exchange or other settlement of the Plan and Options. In the event a Participant's Option is terminated pursuant to this Section 18, such Participant's Account shall be paid to him or her in cash without interest.

19. TERM OF PLAN; AMENDMENT OR TERMINATION

     (a) This Plan shall become effective as of the Effective Date. No new Offering Periods shall commence on or after the tenth anniversary of the Effective Date and this Plan shall terminate on such date unless sooner terminated pursuant to Section 18 or this Section 19.

     (b) The Board may amend, modify or terminate this Plan at any time without notice. Shareholder approval for any amendment or modification shall not be required, except to the extent required by Section 423 of the Code or other applicable law, or deemed necessary or advisable by the Board. No amendment, modification, or termination pursuant to this Section 18(b) shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of such Participant or obligations of the Corporation under any Option granted under this Plan prior to the effective date of such change. Changes contemplated by Section 17 shall not be deemed to constitute changes or amendments requiring Participant consent. Notwithstanding the foregoing, the Committee shall have the right to designate from time to time the Subsidiaries whose employees may be eligible to participate in this Plan and such designation shall not constitute any amendment to this Plan requiring shareholder approval.

20. NOTICES

     All notices or other communications by a Participant to the Corporation contemplated by this Plan shall be deemed to have been duly given when received in the form and manner specified by the Committee (or its delegate) at the location, or by the person, designated by the Committee (or its delegate) for that purpose.

21. CONDITIONS UPON ISSUANCE OF SHARES

     Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Shares complies with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, any applicable state securities laws, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed.

     As a condition precedent to the exercise of any Option, if, in the opinion of counsel for the Corporation such a representation is required under applicable law, the Corporation may require any person exercising such Option to represent and warrant that the Shares subject thereto are being acquired only for investment and without any present intention to sell or distribute such Shares.

22. PLAN CONSTRUCTION

     (a) It is the intent of the Corporation that transactions in and affecting Options in the case of Participants who are or may be subject to the prohibitions of Section 16 satisfy any then applicable requirements of Rule 16b-3 so that such persons (unless they otherwise agree) will be entitled to the exemptive relief of Rule 16b-3 in respect of those transactions and will not be subject to avoidable liability thereunder. Accordingly, this Plan shall be deemed to contain and the Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 with respect to Plan transactions.

     (b) This Plan and Options are intended to qualify under Section 423 of the Code.

     (c) If any provision of this Plan or of any Option would otherwise frustrate or conflict with the intents expressed above, that provision to the extent possible shall be interpreted so as to avoid such conflict. If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Corporation and is consistent with the purposes of this Plan as to such persons in the circumstances.

23. EMPLOYEES' RIGHTS

     Nothing in this Plan (or in any agreement related to this Plan) shall confer upon any Eligible Employee or Participant any right to continue in the service or employ of the Company or constitute any contract or agreement of service or employment, or interfere in any way with the right of the Company to reduce such person's compensation or other benefits or to terminate the services or employment or such Eligible Employee or Participant, with or without cause, but nothing contained in this Plan or any document related hereto shall affect any other contractual right of any Eligible Employee or Participant. No Participant shall have any rights as a shareholder until a certificate for Shares has been issued in the Participant's name following exercise of his or her Option. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to the issuance of such Share certificate. Nothing in this Plan shall be deemed to create any fiduciary relationship between the Corporation and any Participant.

24. MISCELLANEOUS

     (a) This Plan and related documents shall be governed by, and construed in accordance with, the laws of the State of California. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue to be fully effective.

     (b) Captions and headings are given to the sections of this Plan solely as a convenience to facilitate reference. Such captions and headings shall not be deemed in any way material or relevant to the construction of interpretation of this Plan or any provision hereof.

     (c) The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for employees of the Company, or (ii) to grant or assume options (outside the scope of and in addition to those contemplated by this Plan) in connection with any proper corporate purpose.

25. EFFECTIVE DATE

     This Plan shall be effective on the Effective Date, subject, however, to the approval of this Plan by the shareholders of the Company within twelve months after the date on which the Board approved this Plan. Notwithstanding anything else contained herein to the contrary, no Shares shall be issued or delivered under this Plan until such shareholder approval is obtained and, if such shareholder approval is not obtained within such 12-month period of time, all Contributions credited to a Participant's Account hereunder shall be refunded to such Participant (without interest) as soon as practicable after the end of such 12-month period.

                                   EXHIBIT B

                      PACIFIC SUNWEAR OF CALIFORNIA, INC.
                          INCENTIVE COMPENSATION PLAN

SECTION 1. PURPOSE OF PLAN

     The purpose of the Plan is to promote the success of the Company by providing to participating eligible persons bonus incentives that qualify as performance-based compensation within the meaning of Section 162(m) of the Code. The Plan provides for payment of incentive compensation and, accordingly, is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, and shall be administered accordingly.

SECTION 2. DEFINITIONS AND TERMS

     2.1 Accounting Terms. Except as otherwise expressly provided or the context otherwise requires, financial and accounting terms herein and in Appendix A hereto are used as defined for purposes of, and shall be determined in accordance with, generally accepted accounting principles, as from time to time in effect, as applied and reflected in the consolidated financial statements of the Company, prepared in the ordinary course of business.

     2.2 Specific Terms. The following words and phrases as used herein shall have the following meanings unless a different meaning is plainly required by the context:

          "AWARD" means an award, subject to the terms and conditions hereof, under the Plan of a conditional right to receive a Bonus if the applicable Performance Target(s) is satisfied in the relevant Performance Period.

          "AWARD AGREEMENT" means a written agreement evidencing the grant of an award under the Plan.

          "BASE SALARY" means the annualized aggregate base salary of a Participant from the Company and all affiliates of the Company at the time the Participant is granted an Award, exclusive of any commissions or other actual or imputed income from any Company-provided benefits or perquisites, but prior to any reductions for salary deferred pursuant to any deferred compensation plan or for contributions to a plan qualifying under Section 401(k) of the Code or contributions to a cafeteria plan under Section 125 of the Code.

          "BOARD" means the Board of Directors of the Company.

          "BONUS" means a cash payment or a payment opportunity in respect of an Award under the Plan, as the context requires.

          "BUSINESS CRITERIA" means one or any combination of the criteria set forth on Appendix A hereto.

          "CHANGE IN CONTROL" means any of the following:

             (i) Approval by the stockholders of the Company of the dissolution or liquidation of the Company;

             (ii) Approval by the stockholders of the Company of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities other than Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the resulting or surviving entity are, or are to be, owned by former stockholders of the Company; or

             (iii) Approval by the stockholders of the Company of the sale of substantially all of the Company's business assets to a person or entity which is not a Subsidiary.

          "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

          "COMMITTEE" means the committee appointed by the Board to administer the Plan in accordance with Section 3.1 and Section 162(m).

          "COMPANY" means Pacific Sunwear of California, Inc. and any successor, whether by merger, ownership of all or substantially all of its assets, or otherwise.

          "DISABILITY" means the complete and permanent disability of the Participant, as defined in Section 22(e)(3) of the Code.

          "ELIGIBLE PERSON" means any salaried employee or officer of the Company.

          "PARTICIPANT" means an Eligible Person selected by the Committee to receive an Award.

          "PERFORMANCE PERIOD" means the fiscal year of the Company or other specific period of time established by the Committee with respect to which the Performance Targets are set by the Committee. A Performance Period shall not exceed 10 years.

          "PERFORMANCE TARGET(S)" means the specific objective goal or goals (which may be cumulative and/or alternative) that are timely set by the Committee for each Participant and set forth in his or her Award Agreement for the Performance Period in respect of any one or more of the Business Criteria.

          "PLAN" means this Pacific Sunwear of California, Inc. Incentive Compensation Plan, as amended from time to time.

          "RETIREMENT" means termination of employment from the Company and its subsidiaries after attainment of age sixty five (65).

          "SECTION 162(M)" means Section 162(m) of the Code, and the regulations promulgated thereunder, all as amended from time to time.

          "SHARES" means shares of Common Stock, par value $0.01 per share, of the Company or any securities or property, including rights into which the same may be converted by operation of law or otherwise.

          "SUBSIDIARY" means any corporation or other entity a majority or more of whose outstanding voting stock or voting power is beneficially owned, directly or indirectly, by the Company.

          "TERMINATION FOR CAUSE" or "CAUSE" means that the Eligible Person has been terminated because such Eligible Person (i) materially breached his or her employment agreement with the Company, or in the absence of a written agreement, the material terms of his or her employment, (ii) continually failed to substantially perform his or her duties with the Company (other than a failure resulting from the Employee's incapacity due to physical or mental illness), (iii) willfully engaged in conduct which is materially injurious to the Company, monetarily or otherwise, or (iv) has committed a felony.

SECTION 3. ADMINISTRATION OF THE PLAN

     3.1 The Committee. The Plan shall be administered by a Committee, duly authorized by the Board to administer the Plan, which Committee shall consist solely of two or more members of the Board who (i) are not eligible to participate in the Plan and (ii) are "outside directors" within the meaning of
Section 162(m).

     3.2 Powers of the Committee. The Committee shall have the sole authority to select from among the Eligible Persons those individuals who will participate in and receive Awards under the Plan, to determine Performance Periods, to select applicable Business Criteria and establish and administer the Performance Target(s) and, subject to Sections 4 and 5, determine the amount of Bonuses, and the time or times at which and the form and manner in which Bonuses will be paid (which may include elective or mandatory deferral alternatives) and shall otherwise be responsible for the administration of the Plan; subject to the other terms of the Plan. The Committee shall have the authority to construe and interpret the Plan (except as otherwise provided herein) and any agreement or other document relating to any Award under the Plan, may adopt rules and regulations governing the administration of the Plan, and shall exercise all other duties and powers conferred on it by the Plan, or which are incidental or ancillary thereto. For each Performance Period, the Committee shall determine, at the time the Business Criteria and the Performance Target(s) are set, those Eligible Persons who are selected as Participants in the Plan for that Performance Period. All actions taken and all interpretations and determinations made by the Committee in respect of the Plan shall be conclusive and binding on all Eligible Persons, Participants, the Company, and all other persons, and shall be given the maximum deference permitted by law.

     3.3 Requisite Action. A majority of the members of the Committee shall constitute a quorum. The vote of a majority of those present at a meeting at which a quorum is present or the unanimous written consent of the Committee shall constitute action by the Committee.

     3.4 Express Authority (and Limitations on Authority) to Change Terms and Conditions of Awards; Acceleration or Deferral of Payment. Without limiting the Committee's authority under other provisions of the Plan, but subject to any express limitations of the Plan and Section 5.8, the Committee shall have the authority to accelerate a Bonus (after the attainment of the applicable Performance Target(s)) and to waive restrictive conditions for a Bonus (including any forfeiture conditions, but not Performance Target(s)), in such circumstances as the Committee deems appropriate. In the case of any acceleration of a Bonus after the attainment of the applicable Performance Target(s), the amount payable shall be discounted to its present value using an interest rate equal to Moody's Average Corporate Bond Yield for the month preceding the month in which such acceleration occurs. Any deferred payment shall be subject to Section 4.9 and, if applicable, Section 4.10.

     3.5 Professional Assistance; Good Faith Actions. All expenses and liabilities incurred by the members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons, and shall be entitled to rely upon the advice, opinions or valuation of any such persons. No member of the Committee shall be personally liable by reason of any action, determination or interpretation made in good faith by him or on his behalf with respect to the Plan or any Award, and each member of them shall be protected and indemnified by the Company in respect of any such action, determination or interpretation to the full extent permitted by law.

     3.6 Award Agreements. Each Award shall be evidenced by a written Award Agreement, the form of which shall be approved by the Committee, which shall set forth the terms and conditions of that Award. Each Award Agreement shall be signed by a duly authorized officer of the Company and, if required by the Committee, by the recipient of that Award.

SECTION 4. BONUS PROVISIONS.

     4.1 Provision for Bonus. Each Participant may receive a Bonus if and only if the Performance Target(s) established by the Committee, relative to the applicable Business Criteria, are attained in the applicable Performance Period. The applicable Performance Period and Performance Target(s) shall be determined by the Committee consistent with the terms of the Plan and Section 162(m). Notwithstanding the fact that the Performance Target(s) have been attained, the Company may, by express provision in the applicable Award Agreement, reserve the discretion to pay a Bonus of less than the amount determined by the formula or standard established pursuant to Section 4.2 or may pay no Bonus at all.

     4.2 Selection of Performance Target(s). The specific Performance Target(s) with respect to the Business Criteria must be established by the Committee while the performance relating to the Performance Target(s) remains substantially uncertain within the meaning of Section 162(m) and in no event (i) more than 90 days after the commencement of the applicable Performance Period, or (ii) after 25% of the applicable Performance Period has elapsed. At the time the Performance Target(s) are selected, the Committee shall provide, in terms of an objective formula or standard for each Participant, and for any person who may become a Participant after the Performance Target(s) are set, the method of computing the specific amount that will represent the maximum amount of Bonus payable to the Participant if the Performance Target(s) are attained, subject to Sections 4.1, 4.3, 4.7, 5.1 and 5.8.

     4.3 Maximum Individual Bonus. Notwithstanding any other provision hereof, the maximum aggregate Bonus that may be paid pursuant to all Awards granted in any calendar year to any one Eligible Person is $2.5 million. The foregoing limit shall be subject to adjustments consistent with Section 3.4.

     4.4 Selection of Participants. For each Performance Period established by the Committee, the Committee shall determine, at the time the Business Criteria and the Performance Target(s) are set, those Eligible Persons who will participate in the Plan and receive Awards with respect to that Performance Period.

     4.5 Effect of Mid-Year Commencement of Service. To the extent compatible with Sections 4.2 and 5.8, if services as an Eligible Person commence after the adoption of the Plan and the Performance Target(s) are established for a Performance Period, the Committee may grant an Award that is proportionately adjusted based on the period of actual service during the Performance Period; the amount of any Bonus paid to such person shall not exceed that proportionate amount of the applicable maximum individual bonus under Section 4.3.

     4.6 Adjustments. To preserve the intended incentives and benefits of an Award, the Committee shall (i) adjust Performance Targets or other features of an Award to reflect any material change in corporate capitalization, any material corporate transaction (such as a reorganization, combination, separation, merger, acquisition, or any combination of the foregoing), or any complete or partial liquidation of the Company, (ii) calculate Performance Targets without regard for any change in accounting policies or practices affecting the Company and/or the Business Criteria or the Performance Targets, and (iii) adjust Business Criteria and Performance Targets or other features of an Award to reflect the effects of any special charges to the Company's earnings; in each case only to the extent consistent with the requirements of
Section 162(m) to qualify such Award as performance-based compensation. By express provision in an Award Agreement, the Committee may (i) override any or all of the foregoing provisions of this Section 4.6 with respect to an Award, and/or (ii) establish such other events or circumstances, consistent with
Section 162(m), with respect to which the Committee will make appropriate adjustments to the Award.

     4.7 Committee Discretion to Determine Bonuses. The Committee has the sole discretion to determine the standard or formula pursuant to which each Participant's Bonus shall be calculated (in accordance with Section 4.2), whether all or any portion of the amount so calculated will be paid, and the specific amount (if any) to be paid to each Participant, subject in all cases to the terms, conditions and limits of the Plan and of any other written commitment authorized by the Committee. To this same extent, the Committee may at any time establish additional conditions and terms of an Award or the payment of Bonuses (including but not limited to the achievement of other financial, strategic or individual goals, which may be objective or subjective) as it may deem desirable in carrying out the purposes of the Plan and may take into account such other factors as it deems appropriate in administering any aspect of the Plan. The Committee may not, however, increase the maximum amount permitted to be paid to any individual under Section 4.2 or 4.3 of the Plan or Award a Bonus under the Plan if the applicable Performance Target(s) have not been satisfied (subject to Section 4.13(iii)).

     4.8 Committee Certification. No Participant shall receive any payment under the Plan unless the Committee has certified, by resolution or other appropriate action in writing, that the amount thereof has been accurately determined in accordance with the terms, conditions and limits of the Plan and that the Performance Target(s) and any other material terms previously established by the Committee or set forth in the Plan or the applicable Award Agreement were in fact satisfied.

     4.9 Time of Payment; Deferred Amounts. Any Bonuses shall be paid as soon as practicable following the Committee's determinations under this Section 4 and the certification of the Committee's findings under Section 4.8. Payment shall be in cash unless the Committee provides otherwise in the applicable Award Agreement, in which case the Committee may provide for payment in cash or cash equivalent or in such other form of equal value on such payment date (including Shares or share equivalents as contemplated by Section 4.10). All payments shall be subject to applicable withholding requirements and Section 4.10. Notwithstanding the foregoing but subject to Sections 3.4, 4.3, 4.10 and 5.8, the Committee may provide a Participant the opportunity to elect to defer the payment of any Bonus under a nonqualified deferred compensation plan or as contemplated by Section 4.10. In the case of any deferred payment of a Bonus after the attainment of the applicable Performance Target(s), any amount in excess of the amount otherwise payable shall be based on either Moody's Average Corporate Bond Yield over the deferral period or one or more predetermined actual investments (including Shares) such that the amount payable at the later date will be based upon actual returns, including any decrease or increase in the value of the investment(s), unless the alternative deferred payment is otherwise exempt from the limitations under Section 162(m).

     4.10 Share Payouts. Any Shares payable under the Plan shall be pursuant to a combined award under the Plan and the Pacific Sunwear of California, Inc. 1992 Stock Award Plan, as amended from time to time (the "1992 Plan"), or another stockholder approved stock incentive or award plan of the Company (any of the foregoing stock plans is referred to herein as a "Stock Plan"). The number of Shares or stock units (or similar deferred award representing a right to receive Shares) awarded in lieu of all or any portion of a cash bonus under the Plan shall be equal to the largest whole number of Shares which have an aggregate fair market value no greater than the amount of cash otherwise payable as of the date such cash payment would have been paid. For this purpose, "fair market value" shall mean the average of the high and low prices of Company common stock on such date. Any stock units (or similar rights) shall thereafter be subject to adjustments as contemplated by the Stock Plan. Dividend equivalent rights as earned may be accrued and payable in additional stock units, cash or Shares or any combination thereof, in the Committee's discretion.

     4.11 Forfeiture. Unless the Committee expressly provides otherwise in the applicable Award Agreement, a Participant shall forfeit all rights to any Bonus for a Performance Period if: (i) he or she is not employed by the Company on the last day of such Performance Period for reasons other than death, Disability, Retirement, or involuntary termination by the Company (other than for Cause), or
(ii) he or she is employed on the last day of the Performance Period but his or her employment is Terminated for Cause prior to the date that the Bonus for such Performance Period is actually paid to such Participant pursuant to Section 4.9 (or credited as a deferral pursuant to such section in lieu of actual payment at that time).

     4.12 Designated Beneficiaries. If a Participant dies prior to receiving any payment due under the Plan, such payment shall be made to his designated beneficiary. A Participant's designated beneficiary shall be the beneficiary designated by the Participant, in a manner determined by the Committee to receive amounts due the Participant in the event of his death. In the absence of an effective designation, a Participant's designated beneficiary shall be deemed to be his or her spouse, or, if he or she has no spouse at the time of his or her death, his or her estate.

     4.13 Impact of Change in Control. In the event of a Change in Control, the following provisions shall apply:

          (i) To the maximum extent possible, the Plan shall remain in effect for the Performance Period in which the Change in Control occurs, and all Awards for such period shall be calculated and paid in the same manner as described herein.

          (ii) The Board or the Committee may terminate the Plan and outstanding Awards in connection with a Change in Control if the Plan cannot be continued in its present format following such Change in Control because of the nature of such event; provided that each outstanding Award shall be paid in accordance with paragraph (iii) below.

          (iii) Payment for early termination of an outstanding Award shall equal the maximum Bonus that would be paid with respect to such Award if all Performance Targets had been achieved pro rated for the number of days in the Performance Period occurring prior to the Change in Control (or such later date as may be determined by the Board or the Committee) divided by the total number of days in that Performance Period.

     4.14 Restricted Stock Awards. The 1992 Plan permits the Company to grant Restricted Stock Awards (as defined in the 1992 Plan). The Board or the Committee (if authorized by the Board under the terms of the 1992 Plan) may grant to any Eligible Person (if otherwise eligible under the 1992 Plan) a Restricted Stock Award under the 1992 Plan which is also subject to the provisions of the Plan (a "Combined Award"). Any Combined Award: (i) shall be granted under, and shall be subject to the terms and the conditions of, the 1992 Plan, but shall vest upon the attainment of one or more Performance Targets; and
(ii) shall not be charged against the limit contained in Section 4.3. The maximum number of Shares which may be subject to Combined Awards granted to any individual Eligible Person in any one calendar year is 615,375 (subject to adjustment under the 1992 Plan), subject to and chargeable against the limits of the 1992 Plan. Shares (and the delivery thereof) with respect to Combined Awards are subject to all of the terms and conditions of the 1992 Plan.

SECTION 5. GENERAL PROVISIONS

     5.1 No Right to Bonus or Continued Employment. Neither the establishment of the Plan nor the provision for or payment of any amounts hereunder nor any action of the Company (including, for purposes of this Section 5.1, any predecessor or subsidiary), the Board or the Committee in respect of the Plan or any Award Agreement, shall be held or construed to confer upon any person any legal right to receive, or any interest in, a Bonus or any other payment or benefit under the Plan, or any legal right to be continued in the employ of the Company. The Company expressly reserves any and all rights to discharge an Eligible Person or reduce the compensation of any Eligible Person in its sole discretion, without liability of any person, entity or governing body under the Plan or otherwise. Notwithstanding any other provision hereof and notwithstanding the fact that the Performance Target(s) have been attained and/or the individual maximum amounts pursuant to Section 4.2 have been calculated, the Company shall have no obligation to pay any Bonus hereunder nor to pay the maximum amount so calculated or any prorated amount based on service during the period, unless the Committee otherwise expressly provides by written contract or other written commitment.

     Neither the adoption of the Plan nor any Award Agreement shall constitute a contract between the Company and any Eligible Person or Participant. No Award or Bonus shall be considered as compensation under any employee benefit plan of the Company, except as otherwise determined by the Company. Status as an Eligible Person shall not be construed as an obligation of the Company to grant an Award and the grant of an Award to a Participant with respect to one Performance Period shall not be construed as an obligation of the Company to grant that Participant any subsequent Award.

     5.2 Discretion of Company, Board of Directors and Committee. Any decision made or action taken by the Company or by the Board or by the Committee arising out of or in connection with the creation, amendment, construction, administration, interpretation and effect of the Plan and any Award shall be within the absolute discretion of such entity and shall be conclusive and binding upon all persons. No member of the Committee shall have any liability for actions taken or omitted under the Plan by the member or any other person.

     5.3 Absence of Liability. A member of the Board or a member of the Committee or any officer of the Company shall not be liable for any act or inaction hereunder, whether of commission or omission.

     5.4 No Funding of Plan. The Company shall not be required to fund or otherwise segregate any cash or any other assets which may at any time be paid to Participants under the Plan. The Plan shall constitute an "unfunded" plan of the Company. The Company shall not, by any provisions of the Plan, be deemed to be a trustee of any property, and any obligations of the Company to any Participant under the Plan shall be those of a debtor and any rights of any Participant or former Participant shall be no greater than those of a general unsecured creditor.

     5.5 Non-Transferability of Benefits and Interests. Except as expressly provided by the Committee, no benefit payable under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action be void and no such benefit shall be in any manner liable for or subject to debts, contracts, liabilities, engagements or torts of any Participant or former Participant. This Section 5.5 shall not apply to the designation of a beneficiary pursuant to Section 4.12.

     5.6 Law to Govern. All questions pertaining to the construction, regulation, validity and effect of the provisions of the Plan shall be determined in accordance with the laws of the State of California.

     5.7 Non-Exclusivity. Subject to Section 5.8, the Plan does not limit the authority of the Company, the Board or the Committee, or any subsidiary of the Company to grant awards or authorize any other compensation under any other plan or authority, including, without limitation, awards or other compensation based on the same Performance Target(s) used under the Plan.

     5.8 Section 162(m) Conditions; Bifurcation of Plan. It is the intent of the Company that (except with respect to the payment of Awards pursuant to Section 4.13(ii) following a Change in Control) the Plan, Awards, and Bonuses paid hereunder satisfy and be interpreted in a manner, that, in the case of Participants who are or may be persons whose compensation is subject to Section 162(m), satisfies any applicable requirements as performance-based compensation. Any provision, application or interpretation of the Plan inconsistent with this intent to satisfy the standards in Section 162(m) of the Code shall be disregarded. Notwithstanding anything to the contrary in the Plan, the provisions of the Plan may at any time be bifurcated by the Board or the Committee in any manner so that certain provisions of the Plan or any Bonus intended (or required in order) to satisfy the applicable requirements of
Section 162(m) are only applicable to persons whose compensation is subject to
Section 162(m).

     5.9 Tax Withholding. No later than the date as to which an amount first becomes includible in the gross income of a Participant for federal income tax purposes with respect to any Award, the Company shall withhold or require the withholding from, or the Participant shall pay to the Company or make arrangements satisfactory to the Company regarding the payment of, any federal, state or local taxes of any kind required by law or the Company to be withheld with respect to such amount. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

     5.10 Conflicts with Plan. In the event of any inconsistency or conflict between the terms of the Plan, any summary and/or an Award Agreement, the terms of the Plan shall govern.

     5.11 No Guarantee of Tax Consequences. Neither the Company, the Board, the Committee, nor any other officer, employee or agent makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

     5.12 Gender, Tense and Headings. Whenever the context requires such, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the Plan.

SECTION 6.  AMENDMENTS, SUSPENSION OR TERMINATION OF PLAN

     The Board or the Committee may from time to time amend, suspend or terminate in whole or in part, and if suspended or terminated, may reinstate, any or all of the provisions of the Plan. Notwithstanding the foregoing, no amendment may be effective without Board and/or stockholder approval if such approval is necessary to comply with the applicable rules of Section 162(m) of the Code.

SECTION 7.  EFFECTIVE DATE

     The Plan shall be effective upon the date of its adoption by the Board, subject, however, to the approval of the Company's stockholders at the 1998 annual meeting of stockholders. Any award granted under the Plan prior to the date of such stockholder approval shall be, and hereby is, specifically conditioned upon the receipt of such stockholder approval. Unless the Plan is terminated earlier by the Board or the Committee, no Plan awards shall be granted after January 31, 2003.

                                 CERTIFICATION

     The undersigned duly authorized officer of the Company certifies that the foregoing constitutes a complete and correct copy of the Plan as adopted on March 18, 1998 by the Board.

                                          By: /s/ Carl W. Womack

                                          Its: Chief Financial Officer &
                                          Secretary

                                          Date: March 23, 1998

                            APPENDIX A TO EXHIBIT B

                               BUSINESS CRITERIA

     The Business Criteria shall mean any one or a combination of the following, in each case Subject to Section 2.1 of the Plan. The Business Criteria may be established with respect to the Company or any applicable subsidiary, division, segment, or unit.

     EBIT. "EBIT" means Net Income before interest expense and taxes.

     EBITDA. "EBITDA" means Net Income before interest expense, taxes, depreciation and amortization.

     EPS. "EPS" means Net Income divided by the weighted average number of common shares outstanding. Unless otherwise provided by the Committee in the related Award Agreement, common shares outstanding shall be adjusted to include the dilutive effect of stock options, restricted stock and other dilutive financial instruments.

     EXPENSE REDUCTION. "Expense Reduction" means reduction in actual expense or an improvement in the expense to Net Sales ratio compared to a target or prior year actual expense to Sales ratio.

     DEBT TO EBITDA. "Debt to EBITDA" means the ratio of debt to EBITDA.

     INTEREST COVERAGE. "Interest Coverage" means the ratio of EBITDA to interest expense.

     INVENTORY TURNS. "Inventory Turns" means the ratio of total cost of goods sold on a historical basis to average net inventory.

     NET INCOME. "Net Income" means the difference between total Net Sales and total costs and expenses, including income taxes.

     NET SALES. "Net Sales" means net sales.

     OPERATING CASH FLOW. "Operating Cash Flow" means the net cash provided by operating activities less net cash used by operations and investing activities as shown on the statement of cash flows.

     PRE-TAX MARGIN. "Pre-Tax Margin" means the ratio of earnings before income taxes to Net Sales.

     RETURN ON ASSETS. "Return on Assets" means the ratio of Net Income to total average assets including goodwill.

     RETURN ON CAPITAL. "Return on Capital" means the ratio of Net Income to average total capital. Total capital includes working capital, and other long term assets such as PP&E, goodwill and intangibles, and leased assets. Unless otherwise provided by the Committee in the related Award Agreement, cash, deferred tax assets and debt shall not be included in capital for calculation purposes.

     RETURN ON EQUITY. "Return on Equity" means Net Income divided by average total equity.

     STOCK PRICE APPRECIATION. "Stock Price Appreciation" means an increase, or an average annualized increase, in the stock price or market value of the Common Stock of the Company after the date of grant of an Award or above a specified price.

     WORKING CAPITAL IMPROVEMENT. "Working Capital Improvement" means the net change in current assets less current liabilities over the applicable period or the reduction in the current ratio (current assets divided by current liabilities), excluding changes in cash and cash equivalents, and current and deferred income taxes.

                       PACIFIC SUNWEAR OF CALIFORNIA, INC.
                   AMENDED AND RESTATED 1992 STOCK AWARD PLAN

                                  (March 1998)

                                TABLE OF CONTENTS

                                                                                   Page
                                                                                   ----

I.      THE PLAN....................................................................  1
        1.1    Purpose..............................................................  1
        1.2    Administration.......................................................  1
        1.3    Participation........................................................  2
        1.4    Stock Subject to the Plan............................................  2
        1.5    Grant of Awards......................................................  3
        1.6    Exercise of Awards...................................................  3
        1.7    No Transferability; Limited Exception to
               Transfer Restrictions................................................  3

II.     OPTIONS.....................................................................  5
        2.1    Grants...............................................................  5
        2.2    Option Price.........................................................  5
        2.3    Option Period........................................................  6
        2.4    Exercise of Options..................................................  6
        2.5    Limitations on Grant of Incentive Stock
               Options..............................................................  6
        2.6    Non-Employee Director Awards.........................................  7

III.    STOCK APPRECIATION RIGHTS...................................................  9
        3.1    Grants...............................................................  9
        3.2    Exercise of Stock Appreciation Rights................................  9
        3.3    Payment.............................................................. 10

IV.     RESTRICTED STOCK AWARDS..................................................... 11
        4.1    Grants............................................................... 11
        4.2    Restrictions......................................................... 11

V.      PERFORMANCE SHARE AWARDS.................................................... 11
        5.1    Grants............................................................... 11
        5.2    Special Performance-Based Share Awards............................... 11

VI.     OTHER PROVISIONS............................................................ 13
        6.1    Rights of Eligible Employees, Participants
               and Beneficiaries.................................................... 13
        6.2    Adjustments Upon Changes in Capitalization........................... 14
        6.3    Termination of Employment............................................ 15
        6.4    Acceleration of Awards............................................... 17
        6.5    Government Regulations............................................... 17
        6.6    Tax Withholding...................................................... 18
        6.7    Amendment, Termination and Suspension................................ 18
        6.8    Privileges of Stock Ownership;
               Nondistributive Intent............................................... 19
        6.9    Effective Date of the Plan........................................... 20
        6.10   Term of the Plan..................................................... 20
        6.11   Governing Law........................................................ 20
        6.12   Plan Construction.................................................... 20

VII.    DEFINITIONS................................................................. 21
        7.1    Definitions.......................................................... 21

                       PACIFIC SUNWEAR OF CALIFORNIA, INC.
                   AMENDED AND RESTATED 1992 STOCK AWARD PLAN

                                  (March 1998)

I.      THE PLAN.

        1.1    Purpose.

               The purpose of this Plan is to promote the success of the Company by providing an additional means to attract, motivate and retain key personnel through the grant of Options and other Awards(1) that provide added long term incentives for high levels of performance and for significant efforts to improve the financial performance of the Company.

        1.2    Administration.

               (a) This Plan shall be administered by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or the unanimous written consent of its members. In the event action by the Committee is taken by written consent, the action shall be deemed to have been taken at the time specified in the consent or, if none is specified, at the time of the last signature. The Committee may delegate administrative functions to individuals who are officers or employees of the Company.

               (b) Subject to the express provisions of this Plan, the Committee shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, to further define the terms used in this Plan, to prescribe, amend and rescind rules and regulations relating to the administration of this Plan, to determine the duration and purposes of leaves of absence which may be granted to Participants without constituting a termination of their employment or consulting services for purposes of this Plan and to make all other determinations necessary or advisable for the administration of this Plan. The determination of the Committee on any of the foregoing matters shall be conclusive.

--------

1 For definitions of these and other capitalized terms, see Section 7.1, Definitions.

               (c) Any action taken by, or inaction of, the Company, any Subsidiary, the Board or the Committee relating to this Plan shall be within the absolute discretion of that entity or body. No member of the Board or Committee, or officer of the Company or any Subsidiary, shall be liable for any such action or inaction.

               (d) Subject to the requirements of Section 7.1(h), the Board, at any time it so desires, may increase or decrease the number of members of the Committee, may remove from membership on the Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation or otherwise.

               (e) In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Company. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

               (f) The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

        1.3    Participation.

               Awards may be granted only to Eligible Employees. An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Except as provided in
Section 2.6 below, members of the Board who are not officers or employees of the Company shall not be eligible to receive Awards.

        1.4    Stock Subject to the Plan.

               The stock to be offered under this Plan shall be shares of the Company's authorized but unissued Common Stock. The aggregate amount of Common Stock that may be issued or transferred pursuant to Awards granted under this Plan shall not exceed 2,199,051 (subject to shareholder approval at the 1998 annual meeting of shareholders, otherwise 1,899,051) shares, subject to adjustment as set forth in Section 6.2. The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as Incentive Stock Options granted under this Plan is 1,500,000 shares, subject to adjustment as set forth in Section 6.2. If any Option and any related Stock Appreciation Right shall lapse or terminate without having been exercised in full, or any Common Stock subject to a

Restricted Stock Award shall not vest or any Common Stock subject to a Performance Share Award or a Performance-Based Award shall not have been transferred, the unpurchased, unvested or nontransferred shares subject thereto shall again be available for purposes of this Plan.

        1.5    Grant of Awards.

               Subject to the express provisions of this Plan, the Committee shall determine from the class of Eligible Employees those individuals to whom Awards under this Plan shall be granted, the terms of Awards (which need not be identical) and the number of shares of Common Stock subject to each Award; provided, however, that the aggregate number of shares of Common Stock subject to Awards that may be granted to any employee in any twelve month period may not exceed 615,375 subject to adjustment as described in Section 6.2 of the Plan. Each Award shall be subject to the terms and conditions set forth in this Plan and such other terms and conditions established by the Committee as are not inconsistent with the purpose and provisions of this Plan. The grant of an Award is made on the Award Date.

        1.6    Exercise of Awards.

               An Option or Stock Appreciation Right shall be deemed to be exercised when the Secretary of the Company receives written notice of such exercise from the Participant, together with payment of the purchase price made in accordance with Section 2.2(a), except to the extent payment may be permitted to be made following delivery of written notice of exercise in accordance with
Section 2.2(b). Notwithstanding any other provision of this Plan, the Committee may impose, by rule and in Award Agreements, such conditions upon the exercise of Awards (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements.

        1.7    No Transferability; Limited Exception to Transfer
Restrictions.

               (a) Limit On Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 1.7, by applicable law and by the Award Agreement, as the same may be amended, (i) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; Awards shall be exercised only by the Participant; and (ii) amounts payable or shares issuable pursuant to an Award shall be delivered only to (or for the account of) the Participant.

               (b) Exceptions. The Committee may permit Awards to be exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant's immediate family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's immediate family and/or charitable institutions, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration). Notwithstanding the foregoing, Incentive Stock Options and Restricted Stock Awards shall be subject to any and all additional transfer restrictions under the Code.

               (c) Further Exceptions to Limits On Transfer. The exercise and transfer restrictions in Section 1.7(a) shall not apply to:

                    (i)  transfers to the Company,

                    (ii) the designation of a beneficiary to receive benefits in the event of the Participant's death or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

                    (iii) transfers pursuant to a QDRO order if approved or ratified by the Committee,

                    (iv) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

                    (v) the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

        Notwithstanding the foregoing, Incentive Stock Options and Restricted Stock Awards shall be subject to any and all additional transfer restrictions under the Code.

II.     OPTIONS.

        2.1 Grants.

               One or more Options may be granted to any Eligible Employee. Each Option so granted shall be designated by the Committee as either a Nonqualified Stock Option or an Incentive Stock Option.

        2.2    Option Price.

               (a) The purchase price per share of Common Stock covered by each Option shall be determined by the Committee, but in the case of Incentive Stock Options shall not be less than 100% (110% in the case of a Participant who owns more than 10% of the total combined voting power of all classes of stock of the Company) of the Fair Market Value of the Common Stock on the date the Incentive Stock Option is granted. The purchase price of any shares purchased shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by check payable to the order of the Company,
(ii) if authorized by the Committee or specified in the Option being exercised, by a promissory note made by the Participant in favor of the Company, upon the terms and conditions determined by the Committee, and secured by the Common Stock issuable upon exercise in compliance with applicable law (including, without limitation, state corporate law and federal margin requirements) or
(iii) if authorized by the Committee or specified in the Option being exercised, by shares of Common Stock of the Company already owned by the Participant; provided, however, that any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

               (b) In addition to the payment methods described in subsection
(a), the Option may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a bank or broker to promptly deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price and, unless otherwise allowed by the Committee, any applicable tax withholding under Section
6.6. The Company shall not be obligated to deliver certificates for the shares unless and until it receives full payment of the exercise price therefor.

        2.3    Option Period.

               Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Committee, but not later than 10 years after the Award Date, and shall be subject to earlier termination as hereinafter provided.

        2.4    Exercise of Options.

               Except as otherwise provided in Sections 6.3 and 6.4, an Option may become exercisable, in whole or in part, on the date or dates specified in the Award Agreement and thereafter shall remain exercisable until the expiration or earlier termination of the Option. No Option shall be exercisable for at least six months after the Award Date, except in the case of death or Total Disability. The Committee may, at any time after grant of the Option and from time to time, increase the number of shares exercisable at any time so long as the total number of shares subject to the Option is not increased. No Option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not less than 10 shares of Common Stock may be purchased at one time unless the number purchased is the total number at the time available for purchase under the terms of the Option.

        2.5    Limitations on Grant of Incentive Stock Options.

               (a) To the extent that the aggregate fair market value of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company, such options shall be treated as nonqualified stock options. For purposes of determining whether the $100,000 limit is exceeded, the fair market value of stock subject to options shall be determined as of the date the options are awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Company may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

               (b) There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an

"incentive stock option" as that term is defined in Section 422 of the Code.

               (c) No Incentive Stock Option may be granted to any person who, at the time the Incentive Stock Option is granted, owns shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

        2.6    Non-Employee Director Awards.

               (a) Participation. Awards under this Section 2.6 shall be made only to Non-Employee Directors.

               (b) Option Grants. As and when any person who is not then an officer or employee of the Company shall become a director of the Company, there shall be granted automatically (without any action by the Board or the Committee) a Nonqualified Stock Option (the grant or award date of which shall be the date such person takes office) to such person to purchase 9,000 shares of Common Stock.

               (c) Subsequent Annual Options. In each calendar year during the term of the Plan, commencing with the 1997 annual meeting, there shall be granted automatically (without any action by the Committee or the Board) a Nonqualified Stock Option to purchase 9,000 shares of Common Stock to each Non-Employee Director who is re-elected as a director of the Company or who continues as a director (the grant or award date of which shall be the date of the annual meeting of shareholders in each such year).

               (d) Option Price. The purchase price per share of the Common Stock covered by each Option granted pursuant to this Section 2.6 shall be one hundred percent of the Fair Market Value of the Common Stock on the Award Date. The purchase price of any shares purchased shall be paid in full at the time of each purchase in cash or by check or in shares of Common Stock valued at their Fair Market Value on the business day next preceding the date of exercise of the Option, or partly in such shares and partly in cash.

               (e) Option Period. Each Option granted under this Section 2.6 and all rights or obligations thereunder shall expire on the tenth anniversary of the Award Date and shall be subject to earlier termination as provided below.

               (f) Exercise of Options. Except as otherwise provided in Sections 2.6(g) and 2.6(h), each Option granted under this Section 2.6 shall become exercisable (i) as to one-quarter of the covered shares on the earlier of (A) the first anniversary of the Award Date, or
(B) the day immediately preceding the first regularly scheduled Annual Meeting of shareholders first occurring after the Award Date; and (ii) as to an additional 1/36th of the covered shares each month thereafter (using the Award Date as the date of monthly vesting). This provision shall be effective with respect to all outstanding Options granted pursuant to this Section 2.6 and all future Options granted pursuant to this Section 2.6 and the vesting of such Options shall be determined in accordance herewith.

               (g) Termination of Directorship. If a Non-Employee Director Participant's services as a member of the Board terminate, each Option granted pursuant to Section 2.6(b) or (c) hereof held by such Non-Employee Director Participant which is not then exercisable shall terminate; provided, however, that if a Non-Employee Director Participant's services as a member of the Board terminate by reason of death or Total Disability, the Committee may, in its discretion, consider to be exercisable a greater portion of any such Option than would otherwise be exercisable, upon such terms as the Committee shall determine. If a Non-Employee Director Participant's services as a member of the Board terminate by reason of death or Total Disability, any portion of any such Option which is then exercisable may be exercised for one year after the date of such termination or the balance of such Option's term, whichever period is shorter. If a Non-Employee Director Participant's services as a member of the Board terminate for any other reason, any portion of any such Option which is then exercisable may be exercised for three months after the date of such termination or the balance of such Option's term, whichever period is shorter.

               (h) Acceleration Upon an Event. Immediately prior to the occurrence of an Event, in order to protect the holders of Options granted under this Section 2.6, each Option granted under Section 2.6(b) or (c) hereof shall become exercisable in full.

               (i) Adjustments. The specific numbers of shares stated in the foregoing provisions of Section 2.6(b) and (c) hereof and the consideration payable for such shares shall be subject to adjustment in certain events as provided in Section 6.2 of this Plan.

               (j) Effective Date of Section 2.6. This Section 2.6 shall be effective as of the date of Board approval (March 23, 1994), subject to shareholder approval within twelve months after such date.

III.    STOCK APPRECIATION RIGHTS.

        3.1 Grants.

               In its discretion, the Committee may grant Stock Appreciation Rights concurrently with the grant of Options. A Stock Appreciation Right shall extend to all or a portion of the shares covered by the related Option. A Stock Appreciation Right shall entitle the Participant who holds the related Option, upon exercise of the Stock Appreciation Right and surrender of the related Option, or portion thereof, to the extent the Stock Appreciation Right and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 3.3. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder. In its discretion, the Committee may also grant Stock Appreciation Rights independently of any Option subject to such conditions as the Committee may in its absolute discretion provide.

        3.2    Exercise of Stock Appreciation Rights.

               (a) A Stock Appreciation Right granted concurrently with an Option shall be exercisable only at such time or times, and to the extent, that the related Option shall be exercisable and only when the Fair Market Value of the stock subject to the related Option exceeds the exercise price of the related Option.

               (b) In the event that a Stock Appreciation Right granted concurrently with an Option is exercised, the number of shares of Common Stock subject to the related Option shall be charged against the maximum amount of Common Stock that may be issued or transferred pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant shall also be reduced by such number of shares.

               (c) If a Stock Appreciation Right granted concurrently with an Option extends to less than all the shares covered by the related Option and if a portion of the related Option is thereafter exercised, the number of shares subject to the unexercised Stock Appreciation Right shall be reduced only if and to the extent that the remaining number of shares covered by such related Option is less than the remaining number of shares subject to such Stock Appreciation Right.

               (d) A Stock Appreciation Right granted independently of any Option shall be exercisable pursuant to the terms of the Award Agreement but in no event earlier than six months after the Award Date, except in the case of death or Total Disability.

        3.3    Payment.

               (a) Upon exercise of a Stock Appreciation Right and surrender of an exercisable portion of the related Option, the Participant shall be entitled to receive payment of an amount determined by multiplying

                      (i) the difference obtained by subtracting the exercise price per share of Common Stock under the related Option from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

                      (ii) the number of shares with respect to which the Stock Appreciation Right shall have been exercised.

               (b) The Committee, in its sole discretion, may settle the amount determined under paragraph (a) above solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. In any event, cash shall be paid in lieu of fractional shares. Absent a determination to the contrary, all Stock Appreciation Rights shall be settled in cash as soon as practicable after exercise. The exercise price for the Stock Appreciation Right shall be the exercise price of the related Option. Notwithstanding the foregoing, the Committee may, in the Award Agreement, determine the maximum amount of cash or stock or a combination thereof which may be delivered upon exercise of a Stock Appreciation Right.

               (c) Upon exercise of a Stock Appreciation Right granted independently of any Option, the Participant shall be entitled to receive payment of an amount based on a percentage, specified in the Award Agreement, of the difference obtained by subtracting the Fair Market Value per share of Common Stock on the Award Date from the Fair Market Value per share of Common Stock on the date of exercise of the Stock Appreciation Right. Such amount shall be paid as described in paragraph (b) above.

IV.     RESTRICTED STOCK AWARDS.

        4.1 Grants.

               Subject to Section 1.4, the Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Employee. Each Restricted Stock Award agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the price, if any, to be paid for such shares by the Participant and the restrictions imposed on such shares, which restrictions shall not terminate earlier than six months after the Award Date.

        4.2    Restrictions.

               (a) Shares of Common Stock included in Restricted Stock Awards may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until such shares have vested.

               (b) Participants receiving Restricted Stock shall be entitled to dividend and voting rights for the shares issued even though they are not vested, provided that such rights shall terminate immediately as to any forfeited Restricted Stock.

               (c) In the event that the Participant shall have paid cash in connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned upon a forfeiture (with or without an earnings factor).


V.      PERFORMANCE SHARE AWARDS.

        5.1 Grants.

               The Committee may, in its discretion, grant Performance Share Awards to Eligible Employees based upon such factors as the Committee shall determine. A Performance Share Award agreement shall specify the number of shares of Common Stock subject to the Performance Share Award, the price, if any, to be paid for such shares by the Participant and the conditions upon which issuance to the Participant shall be based, which issuance shall not be earlier than six months after the Award Date.

        5.2    Special Performance-Based Share Awards.

               Without limiting the generality of the foregoing, and in addition to options granted under other provisions of this Plan, other performance-based awards within the meaning of Section 162(m) of the Code ("Performance-Based Awards"), whether in the form of restricted stock, performance stock, phantom stock, or other rights, the vesting or payment of which depends on the degree of achievement of the Performance Goals relative to preestablished targeted levels for the Company and/or one or more of its Subsidiaries or divisions, may be granted under this Plan. An award that is intended to satisfy the requirements of this Section 5.2 shall be designated as a Performance-Based Award at the time of grant.

               (a) Eligible Class. The eligible class of persons for Performance-Based Awards under this Section shall be the executive officers of the Company.

               (b) Performance Goal Alternatives. The specific performance goals for Performance-Based Awards granted under this Section shall be, on an absolute or relative basis, one or more of the Performance Goals, as selected by the Committee in its sole discretion. The Committee shall establish in the applicable Award Agreement the specific performance target(s) relative to the Performance Goal(s) which must be attained before the compensation under the Performance-Based Award becomes payable. The specific targets shall be determined within the time period permitted under Section 162(m) of the Code (and any regulations issued thereunder) so that such targets are considered to be preestablished and so that the attainment of such targets is substantially uncertain at the time of their establishment. The applicable performance measurement period may not be less than one nor more than 10 years.

               (c) Maximum Performance-Based Award. Notwithstanding any other provision of the Plan to the contrary, the maximum number of shares which may be delivered pursuant to awards that are granted as Performance-Based Awards under this Section 5.2 to any Participant in any calendar year shall not exceed 615,375 shares, either individually or in the aggregate, subject to adjustment as provided in Section 6.2. Awards that are cancelled during the year shall be counted against this limit to the extent required by Section 162(m) of the Code.

               (d) Committee Certification. Before any Performance-Based Award under this Section 5.2 is paid, the Committee must certify in writing that the Performance Goal(s) and any other material terms of the Performance-Based Award were satisfied; provided, however, that a Performance-Based Award may be paid without regard to the satisfaction of the applicable Performance Goal in the event of a change in control event in accordance with Section 162(m) of the Code and Section 6.2.

               (e) Terms and Conditions of Awards. The Committee will have the discretion to determine the restrictions or other limitations of the individual awards granted under this Section 5.2 including the authority to reduce awards, payouts or vesting or to pay no awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

               (f) Adjustments for Changes in Capitalization and other Material Changes. In the event of a change in corporate capitalization, such as a stock split or stock dividend, or a corporate transaction, such as a merger, consolidation, spinoff, reorganization or similar event, or any partial or complete liquidation of the Company, or any similar event consistent with regulations issued under Section 162(m) of the Code including, without limitation, any material change in accounting policies or practices affecting the Company and/or the Performance Goals or targets, then the Committee may make adjustments to the Performance Goals and targets relating to outstanding Performance-Based Awards to the extent such adjustments are made to reflect the occurrence of such an event; provided, however, that adjustments described in this subsection may be made only to the extent that the occurrence of an event described herein was unforeseen at the time the targets for a Performance-Based Award were established by the Committee.


VI.     OTHER PROVISIONS.

        6.1    Rights of Eligible Employees, Participants and Beneficiaries.

               (a) Status as an Eligible Employee shall not be construed as a commitment that any Award will be made under this Plan to any Eligible Employee generally.

               (b) Nothing contained in this Plan (or in Award Agreements or in any other documents related to this Plan or to Awards) shall confer upon any Eligible Employee or Participant any right to continue in the service or employ of the Company or constitute any contract or agreement of service or employment, or interfere in any way with the right of the Company to reduce such person's compensation or other benefits or to terminate the services or employment of such Eligible Employee or Participant, with or without cause, but nothing contained in this Plan or any document related thereto shall affect any other contractual right of any Eligible Employee or Participant.

               (c) No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Company by reason of any Award granted hereunder. Neither the provisions of this Plan (or of any documents related hereto), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

        6.2    Adjustments Upon Changes in Capitalization.

               (a) If the outstanding shares of Common Stock are changed into or exchanged for cash or a different number or kind of shares or securities of the Company or of another issuer, or if additional shares or new or different securities are distributed with respect to the outstanding shares of the Common Stock, through a reorganization or merger to which the Company is a party, or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation or other capital change or adjustment, an appropriate adjustment shall be made in the number and kind of shares or other consideration that is subject to or may be delivered under this Plan and pursuant to outstanding Awards. A corresponding adjustment to the consideration payable with respect to Awards granted prior to any such change and to the price, if any, paid in connection with Restricted Stock Awards or Performance Share Awards or Performance-Based Awards shall also be made. Any such adjustment, however, shall be made without change in the total payment, if any, applicable to the portion of the Award not exercised but with a corresponding adjustment in the price for each share. Corresponding adjustments shall be made with respect to Stock Appreciation Rights based upon the adjustments made to the Options to which they are related or, in the case of Stock Appreciation Rights granted independently of any Option, based upon the adjustments made to Common Stock.

               (b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, the Plan shall terminate. Notwithstanding the foregoing, the Committee may provide in writing in connection with, or in contemplation of, any such transaction for any or all of the following alternatives (separately or in combinations): (i) for the assumption by the successor corporation of the Awards theretofore granted or the substitution by such corporation for such Awards of awards covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (ii) for the continuance of this Plan by such successor corporation in which event this Plan and the Awards shall continue in the manner and under the terms so provided; or (iii) for the payment in cash or shares of Common Stock in lieu of and in complete satisfaction of such Awards.

               (c) In adjusting Awards to reflect the changes described in this
Section 6.2, or in determining that no such adjustment is necessary, the Committee may rely upon the advice of independent counsel and accountants of the Company, and the determination of the Committee shall be conclusive. No fractional shares of stock shall be issued under this Plan on account of any such adjustment.

        6.3    Termination of Employment.

               (a) If the Participant's service to or employment by the Company terminates for any reason other than Retirement, death or Total Disability, the Participant shall have, subject to earlier termination pursuant to or as contemplated by Section 2.3, three months or such shorter period as is provided in the Award Agreements from the date of termination of services or employment to exercise any Option to the extent it shall have become exercisable on the date of termination of employment, and any Option not exercisable on that date shall terminate. Notwithstanding the preceding sentence, in the event the Participant is discharged for cause as determined by the Committee in its sole discretion, all Options shall lapse immediately upon such termination of services or employment.

               (b) If the Participant's service to or employment by the Company terminates as a result of Retirement or Total Disability, the Participant or Participant's Personal Representative, as the case may be, shall have, subject to earlier termination pursuant to or as contemplated by Section 2.3, 12 months (or, in the case of Incentive Stock Options where the Participant terminates as a result of Retirement, three months) or such shorter period as is provided in the Award Agreements from the date of termination of services or employment to exercise any Option to the extent it shall have become exercisable by the date of termination of services or employment and any Option not exercisable on that date shall terminate.

               (c) If the Participant's service to or employment by the Company terminates as a result of death while the Participant is rendering services to the Company or is employed by the Company or during the 12 month period (or, in the case of Incentive Stock Options where the Participant has terminated as a result of Retirement, three month period) referred to in subsection (b) above, the Participant's Option shall be exercisable by the Participant's Beneficiary, subject to earlier termination pursuant to or as contemplated by Section 2.3, during the 12 month period or such shorter period as is provided in the Award Agreements following the Participant's death, as to all or any part of the shares of Common Stock covered thereby to the extent exercisable on the date of death (or earlier termination).

               (d) Each Stock Appreciation Right granted concurrently with an Option shall have the same termination provisions and exercisability periods as the Option to which it relates. The termination provisions and exercisability periods of any Stock Appreciation Right granted independently of an Option shall be established in accordance with Section 3.2(d). The exercisability period of a Stock Appreciation Right shall not exceed that provided in Section 2.3 or in the related Award Agreement and the Stock Appreciation Right shall expire at the end of such exercisability period.

               (e) In the event of termination of services to or employment with the Company for any reason, (i) shares of Common Stock subject to the Participant's Restricted Stock Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have not become vested on that date; and (ii) shares of Common Stock subject to the Participant's Performance Share Award or Performance-Based Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have not been issued or become issuable on that date.

               (f) In the event of termination of services to or employment with the Company for any reason, other than discharge for cause, the Committee may, in its discretion, increase the portion of the Participant's Award available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, upon such terms as the Committee shall determine.

               (g) If an entity ceases to be a Subsidiary, such action shall be deemed for purposes of this Section 6.3 to be a termination of services or employment of each consultant or employee of that entity who does not continue as a consultant or as an employee of another entity within the Company.

               (h) Upon forfeiture of a Restricted Stock Award pursuant to this
Section 6.3, the Participant, or his or her

Beneficiary or Personal Representative, as the case may be, shall transfer to the Company the portion of the Restricted Stock Award not vested at the date of termination of services or employment, without payment of any consideration by the Company for such transfer unless the Participant paid a purchase price in which case repayment, if any, of that price shall be governed by the Award Agreement. Notwithstanding any such transfer to the Company, or failure, refusal or neglect to transfer, by the Participant, or his or her Beneficiary or Personal Representative, as the case may be, such nonvested portion of any Restricted Stock Award shall be deemed transferred automatically to the Company on the date of termination of services or employment. The Participant's original acceptance of the Restricted Stock Award shall constitute his or her appointment of the Company and each of its authorized representatives as attorney(s)-in-fact to effect such transfer and to execute such documents as the Company or such representatives deem necessary or advisable in connection with such transfer.

        6.4    Acceleration of Awards.

               Unless prior to an Event the Board determines that, upon its occurrence, there shall be no acceleration of Awards or determines those Awards which shall be accelerated and the extent to which they shall be accelerated, upon the occurrence of an Event (i) each Option and each related Stock Appreciation Right shall become immediately exercisable to the full extent theretofore not exercisable, (ii) Restricted Stock shall immediately vest free of restrictions and (iii) the number of shares covered by each Performance Share Award or Performance-Based Award shall be issued to the Participant; subject, however, to compliance with applicable regulatory requirements, including without limitation and Section 422 of the Code. For purposes of this section only, the Board shall mean the Board as constituted immediately prior to the Event.

        6.5    Government Regulations.

               This Plan, the granting of Awards under this Plan and the issuance or transfer of shares of Common Stock (and/or the payment of money) pursuant thereto are subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency (including without limitation "no action" positions of the Commission) which may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Without limiting the generality of the foregoing, no Awards may be granted under this Plan, and no shares shall be issued by the Company, nor cash payments made by the Company, pursuant to or in connection with any such Award, unless and until, in each such case, all legal requirements applicable to the issuance or payment have, in the opinion of counsel to the Company, been complied with. In connection with any stock issuance or transfer, the person acquiring the shares shall, if requested by the Company, give assurances satisfactory to counsel to the Company in respect of such matters as the Company may deem desirable to assure compliance with all applicable legal requirements.

        6.6    Tax Withholding.

               (a) Upon the disposition by a Participant or other person of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Nonqualified Stock Option, the exercise of a Stock Appreciation Right, the vesting of a Restricted Stock Award or the payment of a Performance Share Award or Performance-Based Award, the Company shall have the right to (i) require such Participant or such other person to pay by cash or check payable to the Company, the amount of any taxes which the Company may be required to withhold with respect to such transactions or (ii) deduct from amounts paid in cash the amount of any taxes which the Company may be required to withhold with respect to such cash amounts. The above notwithstanding, in any case where a tax is required to be withheld in connection with the issuance or transfer of shares of Common Stock under this Plan, the Participant may elect, pursuant to such rules as the Committee may establish, to have the Company reduce the number of such shares issued or transferred by the appropriate number of shares to accomplish such withholding; provided, the Committee may impose such conditions on the payment of any withholding obligation as may be required to satisfy applicable regulatory requirements.

               (b) The Committee may, in its discretion, permit a loan from the Company to a Participant in the amount of any taxes which the Company may be required to withhold with respect to shares of Common Stock received pursuant to a transaction described in subsection (a) above. Such a loan will be for a term, at a rate of interest and pursuant to such other terms and rules as the Committee may establish.

        6.7    Amendment, Termination and Suspension.

               (a) The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan (or any part hereof). In addition, the Committee may, from time to time, amend or modify any provision of this Plan except Section 6.4 and, with the consent of the Participant, make such modifications of the terms and conditions of such Participant's Award as it shall deem advisable. The Committee, with the consent of the Participant, may also amend the terms of any Option to provide that the Option price of the shares remaining subject to the original Award shall be reestablished at a price not less than 100% of the Fair Market Value of the Common Stock on the effective date of the amendment. No modification of any other term or provision of any Option which is amended in accordance with the foregoing shall be required, although the Committee may, in its discretion, make such further modifications of any such Option as are not inconsistent with or prohibited by this Plan. No Awards may be granted during any suspension of this Plan or after its termination.

               (b) Any amendment that would materially (i) increase the benefits accruing to Participants, (ii) increase the aggregate number of shares which may be issued under this Plan, or (iii) modify the requirements of eligibility for participation in this Plan, shall be subject to shareholder approval only to the extent then required by Section 422 of the Code or any successor provisions, rules or statutes thereto, by a majority of the shareholders.

               (c) In the case of Awards issued before the effective date of any amendment, suspension or termination of this Plan, such amendment, suspension or termination of the Plan shall not, without specific action of the Board or the Committee and the consent of the Participant, in any way modify, amend, alter or impair any rights or obligations under any Award previously granted under the Plan.

        6.8    Privileges of Stock Ownership; Nondistributive Intent.

               A Participant shall not be entitled to the privilege of stock ownership as to any shares of Common Stock not actually issued to him or her. Upon the issuance and transfer of shares to the Participant, unless a registration statement is in effect under the Securities Act and applicable state securities law, relating to such issued and transferred Common Stock and there is available for delivery a prospectus meeting the requirements of Section 10 of the Securities Act, the Common Stock may be issued and transferred to the Participant only if he or she represents and warrants in writing to the Company that the shares are being acquired for investment and not with a view to the resale or distribution thereof. No shares shall be issued and transferred unless and until there shall have been full compliance with any then applicable regulatory requirements (including those of exchanges upon which any Common Stock of the Company may be listed).

        6.9    Effective Date of the Plan.

               This Plan shall be effective upon its approval by the Board, subject to approval by the shareholders of the Company within twelve months from the date of such Board approval.

        6.10   Term of the Plan.

               Unless previously terminated by the Board, this Plan shall terminate at the close of business on November 17, 2002, and no Awards shall be granted under it thereafter, but such termination shall not affect any Award theretofore granted.

        6.11   Governing Law.

               This Plan and the documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the State of California. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue to be fully effective.

        6.12   Plan Construction.

               (a) Rule 16b-3. It is the intent of the Company that transactions in and affecting Awards in the case of Participants who are or may be subject to
Section 16 of the Exchange Act satisfy any then applicable requirements of Rule 16b-3 so that such persons (unless they otherwise agree) will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act in respect of those transactions and will not be subjected to avoidable liability thereunder. In furtherance of such intent and the Company's intent to satisfy any applicable state securities laws, the Awards granted under all of the provisions of the Plan, in the discretion of the Committee, may be deemed granted under a separate plan if so required, notwithstanding the designation of this document as a single plan for convenience of reference and to establish certain provisions and limitations applicable to all authorized Awards. If any provision of the Plan or of any Award would frustrate or otherwise conflict with the intent expressed above, that provision to the extent possible shall be interpreted so as to avoid such conflict. If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Company and is consistent with the purposes of the Plan as to such persons in the circumstances.

               (b) Section 162(m). It is the further intent of the Company that Options or Stock Appreciation Rights with an exercise or base price not less than Fair Market Value on the date of grant and Performance-Based Awards under
Section 5.2 of this Plan that are granted to or held by a Section 16 Person shall qualify as performance-based compensation under Section 162(m) of the Code, and this Plan shall be interpreted consistent with such intent.


VII.    DEFINITIONS.

        7.1 Definitions.

               (a) "Award" means an Option, which may be designated as a Nonqualified Stock Option or an Incentive Stock Option, a Stock Appreciation Right, a Restricted Stock Award, Performance Share Award or Performance-Based Award, in each case granted under this Plan.

               (b) "Award Agreement" means a written agreement setting forth the terms of an Award.

               (c) "Award Date" means the date upon which the Committee took the action granting an Award or such later date as is prescribed by the Committee or, in the case of Options granted under Section 2.6, the date specified in such
Section 2.6.

               (d) "Beneficiary" means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

               (e) "Board" means the Board of Directors of the Company.

               (f) "Cash Flow" shall mean cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financings and investing activities, as determined by the Committee at the time an Incentive is granted.

               (g) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

               (h) "Commission" means the Securities and Exchange Commission.

               (i) "Committee" means the Board or a committee appointed by the Board to administer this Plan, which committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom (i) in respect of any transaction at a time when the affected Participant may be subject to Section 162(m) of the Code, shall be an "outside director" within the meaning of Section 162(m) of the Code and (ii) in respect of any transaction at a time when the affected Participant may be subject to Section 16 of the Exchange Act, shall be a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) under the Exchange Act.

               (j) "Common Stock" means the Common Stock of the Company.

               (k) "Company" means Pacific Sunwear of California, Inc., a California corporation, and its successors.

               (l) "Eligible Employee" means an officer or key employee of the Company and consultants to the Company whether or not such consultants are employees.

               (m) "EPS" shall mean earnings per common share on a fully diluted basis determined by dividing (i) net earnings, less dividends on preferred stock of the Company and its Subsidiaries by (ii) the weighted average number of common shares and common shares equivalents outstanding.

               (n) "Event" means any of the following:

                      (1) Approval by the shareholders of the Company of the dissolution or liquidation of the Company;

                      (2) Approval by the shareholders of the Company of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities other than Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former shareholders of the Company; or

                      (3) Approval by the shareholders of the Company of the sale of substantially all of the Company's business assets to a person or entity which is not a Subsidiary.

               (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (p) "Fair Market Value" means (i) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD; or (iv) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the values established by the Committee for purposes of the Plan.

               (q) "Incentive Stock Option" means an option which is designated as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

               (r) "Non-Employee Director" means a member of the Board who is not an officer or employee of the Company.

               (s) "Non-Employee Director Participant" means a Non-Employee Director who has been granted an Option under Section 2.6.

               (t) "Nonqualified Stock Option" means an option which is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof.

               (u) "Option" means an option to purchase Common Stock under this Plan. An Option shall be designated by the Committee as a Nonqualified Stock Option or an Incentive Stock Option.

               (v) "Participant" means an Eligible Employee who has been granted an Award.

               (w) "Performance Goal" shall mean EPS or ROE or Cash Flow or Total Stockholder Return, and "Performance
Goals" means any combination thereof.

               (x) "Performance-Based Awards" shall mean an Award of a right to receive shares of Common Stock or other compensation (including cash) under
Section 5.2, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

               (y) "Performance Share Award" means an award of shares of cash or Common Stock under Section 5.1, the issuance of which is contingent upon attainment of performance objectives specified by the Committee.

               (z) "Personal Representative" means the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant by legal proceeding or otherwise the power to exercise the rights and receive the benefits specified in this Plan.

               (aa) "Plan" means the Pacific Sunwear of California, Inc. 1992 Stock Award Plan, as amended.

               (ab) "QDRO" shall mean an order requiring the transfer of an Award or portion thereof pursuant to a state domestic relations law to the spouse, former spouse, child or other dependent of a Participant. Such order must be in a form substantially identical to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended.

               (ac) "Restricted Stock" means those shares of Common Stock issued pursuant to a Restricted Stock Award which are subject to the restrictions set forth in the related Award Agreement.

               (ad) "Restricted Stock Award" means an award of a fixed number of shares of Common Stock to the Participant subject, however, to payment of such consideration, if any, and such forfeiture provisions, as are set forth in the Award Agreement.

               (ae) "Retirement" means retirement from employment by or providing services to the Company or any Subsidiary after age 65 and, in the case of employees, in accordance with the retirement policies of the Company then in effect.

               (af) "ROE" shall mean consolidated net income of the Company and its Subsidiaries (less preferred dividends), divided by the average consolidated common shareholders equity.

               (ag) "Securities Act" means the Securities Act of 1933, as amended.

               (ah) "Stock Appreciation Right" means a right to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, determined as provided in Section 3.3(a).

               (ai) "Subsidiary" means any corporation or other entity a majority or more of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

               (aj) "Total Disability" means a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and, in the case of Awards other than Incentive Stock Options, such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

               (ak) "Total Stockholder Return" shall mean with respect to the Company or its Subsidiaries or other entities (if measured on a relative basis), the (i) change in the market price of its common stock (as quoted in the principal market on which it is traded as of the beginning and ending of the period) plus dividends and other distributions paid, divided by (ii) the beginning quoted market price, all of which is adjusted for any changes in equity structure, including but not limited to stock splits and stock dividends.

                      PACIFIC SUNWEAR OF CALIFORNIA, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 OF THE COMPANY FOR ANNUAL MEETING, MAY 21,1998

    The undersigned, a shareholder of PACIFIC SUNWEAR OF CALIFORNIA, INC., a California corporation (the "Company"), acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders, the accompanying Proxy Statement and the Annual Report to Shareholders for the year ended February 1, 1998; and, revoking any proxy previously given, hereby constitutes and appoints Greg H. Weaver and Carl W. Womack, and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to vote the shares of Common Stock of the Company standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the principal executive offices of the Company located at 5200 E. La Palma Avenue, Anaheim, California 92807 on Thursday, May 21, 1998 at 9:00 a.m. local time, and at any adjournment thereof, on all matters coming before said meeting.

The Board of Directors recommends a vote FOR Items 1 through 4.

1. Election of five directors: Greg H. Weaver Pearson C. Cummin III Peter L. Harris Julius Jensen III Sally Frame Kasaks

   For all nominees [ ]    Withhold authority to vote for all nominees [ ]
   (AUTHORITY TO VOTE FOR ANY NOMINEE NAMED MAY BE WITHHELD BY LINING THROUGH THAT NOMINEE'S NAME.)

2. Approval of the Pacific Sunwear of California, Inc. Employee Stock Purchase Plan

   FOR [ ]        AGAINST [ ]        ABSTAIN [ ]

3. Approval of the amendment to the Company's 1992 Stock Award Plan which increases the number of shares authorized to be issued under such Plan by 400,000 shares

   FOR [ ]        AGAINST [ ]        ABSTAIN [ ]
4. Approval of the Pacific Sunwear of California, Inc. Incentive Compensation
   Plan

   FOR [ ]        AGAINST [ ]        ABSTAIN [ ]

5. In their discretion, upon any other matters as may properly come before the meeting or at any adjournment thereof.

                   (continued and to be signed on other side)

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 4. IF ANY NOMINEE BECOMES UNAVAILABLE FOR ANY REASON, THE PERSONS NAMED AS PROXIES SHALL VOTE FOR THE ELECTION OF SUCH OTHER PERSON AS THE BOARD OF DIRECTORS MAY PROPOSE TO REPLACE SUCH NOMINEE.

                                                        Dated ___________, 1998

                                                        Dated ___________, 1998

                                                        Signature of Shareholder

                                                        Signature of Shareholder

                                                        This Proxy must be
                                                        signed exactly as your
                                                        name appears hereon.
                                                        Executors,
                                                        administrators,
                                                        trustees, etc., should
                                                        give full title, as
                                                        such. If the shareholder
                                                        is a corporation, a duly
                                                        authorized officer
                                                        should sign on behalf of
                                                        the corporation and
                                                        should indicate his or
                                                        her title.

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.